                                 SCHEDULE 14A
                                (RULE 14a-101)

                   INFORMATION REQUIRED IN PROXY STATEMENT

                           SCHEDULE 14A INFORMATION
         PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.  )


    Filed by the registrant [X]

    Filed by a party other than the registrant [ ]

    Check the appropriate box:

    [ ] Preliminary proxy statement    [ ] Confidential, for Use of the
                                           Commission Only (as permitted by
                                           Rule 14a-6(e)(2))
    [X] Definitive proxy statement

    [ ] Definitive additional materials

    [ ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                               INDEPENDENT BANK
-------------------------------------------------------------------------------
              (Name of Registrant as Specified in Its Charter)


                               INDEPENDENT BANK
-------------------------------------------------------------------------------
  (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of filing fee (Check the appropriate box):

    [X] No fee required.

    [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

    (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

    (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

    (5) Total fee paid:

--------------------------------------------------------------------------------

    [ ] Fee paid previously with preliminary materials.

--------------------------------------------------------------------------------

    [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    (1) Amount previously paid:

--------------------------------------------------------------------------------

    (2) Form, schedule or registration statement no.:

--------------------------------------------------------------------------------

    (3) Filing party:

--------------------------------------------------------------------------------

    (4) Date filed:

--------------------------------------------------------------------------------

                  [INDEPENDENT BANK CORPORATION LETTERHEAD]


March 13, 1998


Dear Shareholder:

     We invite you to attend the 1998 Annual Meeting of Shareholders. This year's meeting will be held on Tuesday, April 21, 1998, at 3:00 p.m. at the Ionia Theater, 205 West Main Street, Ionia, Michigan 48846.
     In a continuing effort to reduce production costs, we have incorporated many of the traditional elements of our annual report, including our audited financial statements, in an appendix to this Proxy Statement. For your convenient reference, a table of contents is located on page A-1.
     It is important that your shares are represented at the Annual Meeting. Please carefully read the Notice of Annual Meeting and Proxy Statement. Whether or not you expect to attend the Annual Meeting, PLEASE SIGN, DATE AND RETURN THE ENCLOSED PROXY IN THE ENVELOPE PROVIDED AT YOUR EARLIEST CONVENIENCE.

Sincerely,




/s/ Charles C. Van Loan
Charles C. Van Loan
President and
Chief Executive Officer

                          INDEPENDENT BANK CORPORATION


                              230 WEST MAIN STREET
                              IONIA, MICHIGAN 48846





                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                            To Be Held April 21, 1998



     The Annual Meeting of Shareholders of Independent Bank Corporation will be held at the Ionia Theater, 205 West Main Street, Ionia, Michigan 48846, on Tuesday, April 21, 1998, at 3:00 p.m. (local time) for the following purposes:

     1. To elect two Directors to the Board of Directors to serve three-year terms expiring in 2001.

     2. To transact such other business as may properly come before the meeting or any adjournment thereof.

     Shareholders of record as shown by the transfer books of the Company at the close of business on February 13, 1998, are entitled to notice of and to vote at the meeting or any adjournment thereof. Whether or not you expect to be present in person at this meeting, please sign the enclosed proxy and return it promptly in the enclosed envelope. If you attend the meeting and wish to vote in person, you may do so even though you have submitted a proxy.

                                         By order of the Board of Directors,


                                         /s/ William R. Kohls
                                         William R. Kohls
                                         Secretary



Dated: March 13, 1998

                          INDEPENDENT BANK CORPORATION


                              230 WEST MAIN STREET
                              IONIA, MICHIGAN 48846




                                 PROXY STATEMENT

                                 MARCH 13, 1998


     This Proxy Statement is furnished in connection with the solicitation, beginning approximately March 13, 1998, by the Board of Directors of Independent Bank Corporation (the "Company"), of proxies for use at the Annual Meeting of Shareholders. This meeting will be held on Tuesday, April 21, 1998, at 3:00 p.m. at the Ionia Theater, 205 West Main Street, Ionia, Michigan 48846.
     If the form of the Proxy accompanying this Proxy Statement is properly executed and returned, the shares represented by the Proxy will be voted at the Annual Meeting of Shareholders in accordance with the directions given in such Proxy. If no choice is specified, the shares represented by the Proxy will be voted for the election of directors listed as nominees.
     A Proxy may be revoked prior to its exercise by delivering a written notice of revocation to the Secretary of the Company, executing a subsequent Proxy or attending the meeting and voting in person. Attendance at the meeting does not, however, automatically serve to revoke a Proxy.

                        VOTING SECURITIES AND RECORD DATE

     As of February 13, 1998, the record date for the Annual Meeting, the Company had issued and outstanding 4,614,576 shares of common stock, par value $1.00 per share ("Common Stock"). Shareholders are entitled to one vote for each share of Common Stock registered in their names at the close of business on the record date. Votes cast at the meeting and submitted by proxy are counted by the inspectors of the meeting, who are appointed by the Company.
     As of February 13, 1998, no person was known by Management to be the beneficial owner of more than 5% of the Common Stock, except as follows:



                                                                    AMOUNT AND
                                                                     NATURE OF              APPROXIMATE
                                 NAME AND ADDRESS OF                BENEFICIAL                PERCENT
TITLE OF CLASS                    BENEFICIAL OWNER                   OWNERSHIP               OF CLASS
---------------------------------------------------------------------------------------------------------------------------
Common Stock,              Independent Bank Corporation               249,685                   5.41%
$1 par value               Employee Stock Ownership
                           Trust, 230 West Main Street
                           Ionia, Michigan 48846


     The Employee Stock Ownership Trust ("ESOT") holds shares of Common Stock pursuant to the terms of the Company's Employee Stock Ownership Plan ("ESOP"). Firstar Trust Company administers the ESOP and serves as the sole trustee of the ESOT. The trustee has investment power with respect to the shares of Common Stock held by the ESOT. To the extent that the participants in the ESOP do not direct the trustee as to the manner of voting the shares allocated to their account, the trustee also has voting power with respect to such shares. The trustee disclaims any beneficial ownership of the shares of Common Stock held by the ESOT.

                              ELECTION OF DIRECTORS

     The Bylaws of the Company permit the Board of Directors to establish the size of the Board from three to fifteen members. The current Board has fixed the size of the Board at seven members. All directorships possible under the Company's Bylaws are not being filled because the Board believes that under the present circumstances, a Board of seven persons is adequate to manage the affairs of the Company.
     The Company's Articles of Incorporation provide that the Board be divided into three classes of nearly equal size, with the classes to hold office for staggered terms of three years each. Charles A. Palmer and Charles C. Van Loan are nominees for election to serve three-year terms expiring in 2001. Additional information on the nominees is set forth in the following pages of this Proxy Statement.
     The Proxies cannot be voted for a greater number of persons than the number of nominees named. In the event that any nominee is unable to serve, which is not now contemplated, the Board may designate a substitute nominee. The proxy holders, to the extent they have been granted authority to vote in the election of directors, may or may not vote for a substitute nominee.
     In addition to the nominees for director, each director whose term will continue after the meeting is named on the following page. Each nominee and director owned beneficially, directly or indirectly, the number of shares of Common Stock set forth opposite their respective names. The stock ownership information and the information relating to each nominee's and director's age, principal occupation or employment for the past five years has been furnished to the Company as of February 13, 1998, by the respective nominees and directors.
     A plurality of the votes cast at the Annual Meeting of Shareholders is required to elect the nominees as directors. Accordingly, at this year's meeting, the two individuals who receive the largest number of votes cast at the meeting will be elected as directors. Shares not voted at the meeting, whether by abstention, broker nonvote or otherwise, will not be treated as votes cast at the meeting. The Board of Directors recommends a vote FOR the election of the persons nominated by the Board.




                                                                               AMOUNT AND
                                                                                NATURE OF
                                                                               BENEFICIAL                      PERCENT OF
                                                                               OWNERSHIP(1)                    OUTSTANDING
---------------------------------------------------------------------------------------------------------------------------
NOMINEES FOR THREE-YEAR TERMS EXPIRING IN 2001
Charles A. Palmer (age 53)                                                        28,494                            .61%
   Mr. Palmer is an attorney and a professor of law at Cooley School of Law. He became a Director in 1991.

Charles C. Van Loan (age 50)                                                      62,369(2)                        1.33
   Mr. Van Loan is the President and Chief Executive Officer of
   Independent Bank Corporation. He became a Director in 1992.

DIRECTORS WHOSE TERMS EXPIRE IN 1999
Keith E. Bazaire (age 59)                                                          2,818                            .06
   Mr. Bazaire is the President of Carter's Food Center, Inc.
   (retail grocer). He became a Director in 1996.

Terry L. Haske (age 49)                                                            5,301(3)                         .11
   Mr. Haske is the President of Ricker & Haske, CPAs, P.C.
   He became a Director in 1996.

Thomas F. Kohn (age 65)                                                            3,065                            .07
   Mr. Kohn is the Chief Executive Officer of Belco Industries, Inc.
   (manufacturer). He became a Director in 1995.

DIRECTORS WHOSE TERMS EXPIRE IN 2000
Robert J. Leppink (age 65)                                                        18,199                            .39
   Mr. Leppink is the President of Leppink's, Inc. (retail grocer).
   He became a Director in 1980.

Arch V. Wright, Jr. (age 65)                                                      27,287                            .58
   Mr. Wright is the President of Charlevoix Development Company
   (real estate development). He became a Director in 1974.



(1) Except as described in the following notes, each nominee owns the shares directly and has sole voting and investment power or shares voting and investment power with his spouse under joint ownership. Includes shares of common stock that are issuable under options exercisable within 60 days.

(2) Includes 9,737 shares allocated to Mr. Van Loan's account under the ESOT. Also includes 7,084 shares held by Mr. Van Loan's dependent children.

(3) Includes 1,383 shares owned jointly with Mr. Haske's father with respect to which Mr. Haske shares voting and investment power.

     There are no family relationships between or among the directors, nominees or executive officers of the Company. The Board of Directors had seven meetings in 1997. During 1997, all directors attended at least 75% of the aggregate number of meetings of the Board and the Board committees on which they served. In addition to the audit and personnel committees, the Board has a corporate development committee.
     The audit committee (consisting of directors Haske, Kohn and Palmer) met twice in 1997 to select independent public accountants and discuss financial matters with such independent accountants; review internal audit and loan review reports as well as Management's responses thereto; and review and discuss other pertinent financial, accounting, audit, and policy matters with Management.
     The personnel committee (consisting of directors Bazaire, Haske, Leppink, Palmer and Wright) met once in 1997 to review and make recommendations to the Board relating to remuneration, including benefit plans, to be paid to the Company's directors and officers.
     The corporate development committee (consisting of directors Bazaire, Kohn and Leppink) met once in 1997 to consider and approve candidates to serve as directors of the Company's subsidiary banks (the "Banks"). Although Management's nominees to serve as directors of the Company have been selected from individuals serving as directors of the Banks, the committee will consider qualified individuals who are recommended by shareholders. Written recommendations of individuals for Board nomination may be forwarded to the Company's secretary for consideration as nominees at the 1999 Annual Meeting of Shareholders. Such recommendations must be received no earlier than January 21, 1999, and no later than February 20, 1999.

COMPENSATION OF DIRECTORS

     Directors of the Company who are not employees of the Company or any of its subsidiaries ("Non-employee Directors") receive an annual retainer of $10,000. Pursuant to the Non-employee Director Stock Option Plan, a committee designated by the Board may grant options to purchase shares of Common Stock to each Non-employee Director These options are not exercisable for 12 months and expire 5 years after the date of the grant. During 1997, each Non-employee Director received an option to purchase 2,363 shares of Common Stock at $24.60 per share, the fair market value of the Common Stock on the date of the grant.
     During 1997, the Board adopted the Deferred Compensation and Stock Purchase Plan for Non-employee Directors (the "Plan"). The Plan provides that Non-employee Directors of the Company or its subsidiaries may defer payment of all or a part of their director fees ("Fees") or receive shares of Common Stock in lieu of cash payment of Fees. Each Non-employee Director may elect to participate in a Current Stock Purchase Account, a Deferred Cash lnvestment Account or a Deferred Stock Account.
     A Current Stock Purchase Account is credited with shares of Common Stock having a fair market value equal to the fee otherwise payable. A Deferred Cash Investment Account is credited with an amount equal to the fee deferred and on each quarterly credit date with an appreciation factor that may not exceed the prime rate of interest charged by Independent Bank. A Deferred Stock Account is credited with the amount of fees deferred and converted into stock units based on the fair market value of the Common Stock at the time of the deferral. Amounts in the Deferred Stock Account are credited with cash dividends and other distributions on the Common Stock. Fees credited to a Deferred Cash Investment Account or a Deferred Stock Account are deferred for income tax purposes. The Plan does not provide for distributions prior to a participant's termination as a Non-employee Director and the participant may generally elect either a lump sum or installment distribution.
     One of the Company's directors participates in a deferred compensation plan in lieu of current payment of director fees. The plan was adopted by the Company in 1985 and provides for retirement and death benefits to be paid to the participating director by the Company over a minimum of fifteen years. The Company is the owner and beneficiary of life insurance policies which are structured to fund the Company's obligations under the terms of the plan.

                      SHAREHOLDER RETURN PERFORMANCE GRAPH
     Set forth below is a line graph comparing the yearly percentage change in the cumulative total shareholder return on the Common Stock (based on the last reported sales price of the respective year) with the cumulative total return of the Nasdaq Stock Market Index (United States stocks, only) and the Nasdaq Bank Stocks Index for the five-year period ended December 31, 1997. The following information is based on an investment of $100 on January 1, 1993, in the Common Stock, the Nasdaq Stock Market Index and the Nasdaq Bank Stocks Index, with dividends reinvested.

                            TOTAL SHAREHOLDER RETURN
                                 [LINE GRAPH]


                                                                           December 31,
                                       January 1,    ----------------------------------------------------------------------
                                        1993            1993           1994           1995            1996           1997
---------------------------------------------------------------------------------------------------------------------------
Independent Bank Corporation           $100.00        $108.39        $133.45         $163.83        $226.82        $434.39
The Nasdaq Stock Market                 100.00         114.80         112.21          158.70         195.19         239.53
Nasdaq Bank Stocks                      100.00         114.04         113.63          169.22         223.41         377.44



                   COMMITTEE REPORT ON EXECUTIVE COMPENSATION


GENERAL

     The Company's ability to create shareholder wealth is predicated on its ability to attract and retain qualified executives and senior managers. The Board of Directors, therefore, believes that the Company's compensation policies and practices must: 1) provide incentives and rewards for superior performance;
2) align the interests of its executive officers and senior managers with the interests of its shareholders, and; 3) provide executive officers and senior managers with the opportunity to accumulate wealth that is commensurate with increases in the value of the Common Stock.

COMPENSATION STRATEGY

     Consistent with these objectives and based on a compensation review by nationally recognized compensation consultants, the Board of Directors adopted a "pay-for-performance" compensation strategy in 1991. The strategy seeks to maintain an optimum balance among three principal components of total compensation, as follows:

     BASE SALARY--Excluding consideration of other relevant factors, which may include individual performance, experience, expertise and tenure, the Board intends to maintain the base salaries of executive officers and senior managers at approximately 95% of the level established by the Company's peers.
     Annually, the Personnel Committee (the "Committee") recommends a base salary for the President and Chief Executive Officer for consideration by the entire Board of Directors. The Committee's recommendation is based upon compensation levels established by the Company's peers and the Committee's evaluation of the relevant factors that are described above. The base salaries of the Presidents of each of the Banks are determined in a similar manner by the Company's President and Chief Executive Officer and the Bank's respective board of directors. The base salaries of other executive officers are established by the Company's President and Chief Executive Officer.

     ANNUAL CASH INCENTIVE--To provide performance incentives and to compensate for the below-peer base salary, the strategy provides for annual cash awards that are payable if the Company and the Banks meet or exceed annual performance objectives established by the Board of Directors. Assuming "target performance" is achieved under the Management Incentive Compensation Plan described below, the Board intends that aggregate annual cash compensation (the total of base salary and annual cash incentive) will equal approximately 105% of peer level.

     LONG-TERM INCENTIVES--To align the interests of its executive officers and senior managers with the Company's shareholders, the Board's compensation strategy provides for equity-based compensation plans, including the Employee Stock Ownership Plan, Incentive Share Grant Plan and Employee Stock Option Plan described below. Each of the Company's compensation plans has been adopted by the Board of Directors, and the Incentive Share Grant Plan and the Employee Stock Option Plan have been approved by the Company's shareholders. Such plans are, however, administered by the Committee. The Committee consists of Directors Bazaire, Haske, Leppink, Palmer and Wright, each of whom is a non-employee Director of the Company.

COMPENSATION PLANS
     Pursuant to the MANAGEMENT INCENTIVE COMPENSATION PLAN, the Board of Directors establishes annual performance levels as follows: 1) threshold represents the performance level which must be achieved before any incentive awards are granted; 2) target performance is defined as the desired level of performance in view of all relevant factors, as discussed below, and; 3) maximum represents that which reflects outstanding performance.
     The principal factors considered by the Board in determination of these performance levels include peer performance and investment community expectations for return on equity and earnings per common share for the Company, as well as similar expectations for its competitors in the financial services industry. Corresponding performance levels are established for each of the Banks.
     In addition to the objective earnings goals for the Company and the Banks, cash payments pursuant to this plan may also be subject to certain pre-determined individual goals. Such individual goals may be objective or subjective in nature. The individual performance component is, however, limited to 20% of the total incentive formula for the Company's executive officers and the Bank Presidents.
     For the Chief Executive Officer, cash payments made pursuant to this plan may range from 20% to 50% of base salary. For other executive officers and the Bank Presidents, such cash payments may range from 15% to 35% of their base salary. For the year ended December 31, 1997, the Company attained record earnings and the Company's executive officers and the Bank Presidents were eligible for cash awards that ranged from 25% to 50% of their respective base salaries.

     The INCENTIVE SHARE GRANT PLAN provides that the Committee, in its sole discretion, may grant to the participants, shares of Common Stock in lieu of the cash incentives payable pursuant to the Management Incentive Compensation Plan. The market value of such incentive shares at the date of the grant must equal twice the amount of the cash incentive otherwise payable. For the year ended December 31, 1997, the Committee granted the executive officers 15,912 shares of Common Stock under the terms of this plan.
     Shares issued pursuant to the plan are subject to restrictions as to transferability and risks of forfeiture. Such restrictions and risks lapse in respect to 20% of the shares on the date of grant and 20% on each of the succeeding anniversaries of the grant. Participation in this plan is limited to the Company's executive officers and the Bank Presidents. Because the executives' interest in the stock vests over time, the plan provides incentives for these individuals to remain in the Company's employ and to manage the affairs of the Company in the best interests of the shareholders.

     The EMPLOYEE STOCK OPTION PLAN is intended to provide the Company's executive officers and senior managers with additional long-term incentives to manage the affairs of the Company in the best interests of its shareholders. On April 15, 1997, the Board of Directors granted options to purchase 43,400 shares of Common Stock to 25 executive officers and senior managers of the Company and the Banks. Each of the options provides the recipient the right to purchase 1,736 shares of Common Stock at $24.60 per share, the market price of the Common Stock as of the date of the grant. Such options are restricted as to transferability and expire 5 years after the date of grant. Since the plan was adopted in 1992, the Board of Directors has granted options to purchase 182,306 shares of Common Stock to 28 participants.

     The EMPLOYEE STOCK OWNERSHIP PLAN provides substantially all full-time employees with an equity interest in the Company. Contributions to the ESOP are determined annually and are subject to the approval of the Board of Directors. Contributions for the year ended December 31, 1997, were equal to 6% of the base wage for each of the approximately 345 participants in the ESOP.

CHIEF EXECUTIVE OFFICER COMPENSATION

     Charles C. Van Loan has served as the Company's Chief Executive Officer since December 16, 1992. Prior to that time, Mr. Van Loan served as the President and Chief Operating Officer of the Company and as the President and Chief Executive Officer of Independent Bank.
     Consistent with the Company's existing policies and practices, the Committee reviewed compensation data from the Company's peers and evaluated Mr. Van Loan's contributions to the Company's success as well as his experience and expertise. On the basis of its evaluation, the Committee recommended for consideration by the full Board of Directors a base salary of $205,000. As a result of the Company's record earnings, relative to the goals established pursuant to the Management Incentive Compensation Plan, Mr. Van Loan's cash incentive for 1997 totaled $102,500, all of which was paid in the form of Common Stock pursuant to the Incentive Share Grant Plan.

              KEITH E. BAZAIRE       ROBERT J. LEPPINK       CHARLES A. PALMER

                            TERRY L. HASKE           ARCH V. WRIGHT

                       SECURITIES OWNERSHIP OF MANAGEMENT

     The following table sets forth the beneficial ownership of the Common Stock by the Company's Chief Executive Officer and the four highest paid executive officers of the Company or the Banks ("Named Executives") and by all directors and executive officers as a group as of February 13, 1998.


                                                                               AMOUNT AND
                                                                                NATURE OF
                                                                               BENEFICIAL                      PERCENT OF
NAME                                                                           OWNERSHIP(1)                    OUTSTANDING
---------------------------------------------------------------------------------------------------------------------------
Charles C. Van Loan                                                               62,369(2)                       1.33%
Michael M. Magee                                                                  14,431                           .31
Jeffrey A. Bratsburg                                                              44,086(3)                        .94
Edward B. Swanson                                                                 28,046                           .60
Ronald L. Long                                                                    14,610                           .31

All executive officers and directors                                             498,142(4)                      10.65
as a group (consisting of 12 persons)


(1) In addition to shares held directly or under joint ownership with their spouse, beneficial ownership includes shares that are issuable under options exercisable within 60 days, shares that are restricted and subject to forfeiture pursuant to the Incentive Share Grant Plan and shares that are allocated to their accounts as participants in the ESOP.

(2)  Includes shares held by Mr. Van Loan's dependent children.

(3) Includes shares held by Mr. Bratsburg's wife with respect to which Mr. Bratsburg disclaims beneficial ownership.

(4) Includes shares held by the ESOT. Beneficial ownership is disclaimed as to 233,866 shares, including 215,350 shares which are held by the ESOT.


                           SUMMARY COMPENSATION TABLE

     The following table sets forth compensation received by the Named Executives for each of the three years ended December 31, 1997.


                                                                                             LONG-TERM
                                                                                        COMPENSATION AWARDS        ALL
                                                                      ANNUAL        RESTRICTED     SECURITIES     OTHER
                                                                    COMPENSATION       STOCK       UNDERLYING    COMPEN-
NAME & PRINCIPAL POSITION                               YEAR          SALARY(1)       AWARDS(2)    OPTIONS (#)   SATION(3)
---------------------------------------------------------------------------------------------------------------------------
Charles C. Van Loan,                                    1997         $205,000         $205,000       1,736       $14,715
   President and Chief                                  1996          185,000          185,000       1,736        14,550
   Executive Officer                                    1995          170,000          170,000       1,736        13,315

Michael M. Magee                                        1997         $140,000          $98,000       1,736       $12,277
   President and CEO of                                 1996          120,000           84,000       1,736        10,800
   Independent Bank                                     1995          105,000           73,500       1,736         9,450

Jeffrey A. Bratsburg,                                   1997         $135,000          $94,500       1,736       $11,527
   President and CEO of                                 1996          121,500           85,050       1,736        10,935
   Independent Bank West Michigan                       1995          112,500           78,750       1,736        10,125

Edward B. Swanson,                                      1997         $131,000          $91,700       1,736       $11,697
   President and CEO of                                 1996          120,000           84,000       1,736        10,800
   Independent Bank South Michigan                      1995          112,500           78,750       1,736        10,125

Ronald L. Long                                          1997         $123,000          $61,622       1,736       $11,086
   President and CEO of                                 1996          104,000           52,834       1,736         9,360
   Independent Bank East Michigan                       1995           92,000           46,258       1,736         8,280


(1) Includes elective deferrals by employees pursuant to Section 401(k) of the Internal Revenue Code.

(2) Amounts represent the aggregate value of restricted shares of Common Stock (based on the closing price of the stock on the date of grant) issued to the Named Executives for the designated year under the Company's Incentive Share Grant Plan. The 1997 award of restricted shares was based on the closing price of $38.44 per share on January 9, 1998. The Plan provides that the Personnel Committee may, at its sole discretion, grant shares of restricted stock in lieu of cash bonuses payable under the Company's Management Incentive Compensation Plan. The aggregate fair market value of the shares granted to each participant must equal twice the value of the amount otherwise payable in cash. The shares are subject to restrictions on transfer and risks of forfeiture which lapse over a period of five years at an annual rate of 20% of the granted shares, subject to earlier termination of those restrictions and risks upon death, disability or a change in control of the Company. The Named Executives have no right to such restricted shares, except voting rights and the right to all dividends or other distributions paid to holders of the Common Stock. As of December 31, 1997, the Named Executives held shares of restricted stock in the following aggregate amounts and values (based on the closing price of the Common Stock on December 31, 1997, which equaled $40.50): Mr. Van Loan - 15,321 shares ($620,501); Mr. Magee - 7,061 shares ($285,971); Mr. Bratsburg -
     7,270 shares ($294,435); Mr. Swanson - 6,878 shares ($278,559); and Mr.
     Long - 4,413 shares ($178,727).

(3) Amounts represent Company contributions to the Employee Deferred Compensation Plan [401(k)] and Employee Stock Ownership Plan. Subject to certain age and service requirements, all employees of the Company and its subsidiaries are eligible to participate in these plans.


                              OPTION GRANTS IN 1997

     The following table provides information on options granted to the Named Executives during the year ended December 31, 1997.




                                                     INDIVIDUAL GRANTS
                             -----------------------------------------------------------------------------
                                   NUMBER OF          PERCENT OF TOTAL       EXERCISE OR                        GRANT DATE
                             SECURITIES UNDERLYING   OPTIONS GRANTED TO      BASE PRICE        EXPIRATION         PRESENT
NAME                           OPTIONS GRANTED(1)     EMPLOYEES IN 1997     (PER SHARE)(2)        DATE             VALUE(3)
---------------------------------------------------------------------------------------------------------------------------
Charles C. Van Loan                 1,736                   4.00%              $24.60        April 15, 2002        $8,072
Michael M. Magee                    1,736                   4.00                24.60        April 15, 2002         8,072
Jeffrey A. Bratsburg                1,736                   4.00                24.60        April 15, 2002         8,072
Edward B. Swanson                   1,736                   4.00                24.60        April 15, 2002         8,072
Ronald L. Long                      1,736                   4.00                24.60        April 15, 2002         8,072


(1) Indicates number of shares which may be purchased pursuant to options granted under the Company's Employee Stock Option Plan on April 15, 1997. Options may not be exercised in full or in part prior to the expiration of one year from the date of grant. Each option contains a limited stock appreciation right which becomes exercisable: (1) if any person acquires 25% or more of the outstanding Common Stock; (2) prior to a merger or consolidation in which the Company will not survive; or (3) upon the sale of substantially all of the Company's assets.

(2) The exercise price equals the prevailing market price of the Common Stock on the date of grant. The exercise price may be paid in cash, by the delivery of previously owned shares, through the withholding of shares otherwise issuable upon exercise or a combination thereof.

(3) The values reflect application of the Black-Scholes option pricing model. The assumptions employed were expected volatility of .1441443, risk-free rate of return of 6.76%, dividend yield of 2.86% and time to exercise of five years.


                    AGGREGATED STOCK OPTION EXERCISES IN 1997
                           AND YEAR END OPTION VALUES

     The following table provides information on the number and value of options exercised in the past year, as well as the number and value of unexercised options held by the Named Executives at December 31, 1997. Options were first granted to employees in 1992, following the adoption of the Employee Stock Option Plan at the Company's 1992 Annual Meeting of Shareholders. Options representing 23,095 shares of Common Stock were exercised in 1997.


                                SHARES                      NUMBER OF SECURITIES UNDERLYING       VALUE OF UNEXERCISED
                               ACQUIRED          VALUE            UNEXERCISED OPTIONS            IN-THE-MONEY OPTIONS(2)
                                                            -------------------------------   ----------------------------
NAME                          ON EXERCISE      REALIZED(1)  EXERCISABLE  UNEXERCISABLE        EXERCISABLE    UNEXERCISABLE
---------------------------------------------------------------------------------------------------------------------------
Charles C. Van Loan             1,736           $23,649           6,945         1,736           $186,378         $27,602
Michael M. Magee                                                  3,472         1,736             85,726          27,602
Jeffrey A. Bratsburg            1,736            21,720           5,209         1,736            136,052          27,602
Edward B. Swanson               1,736            22,271           5,209         1,736            136,052          27,602
Ronald L. Long                                                    5,209         1,736            136,052          27,602



(1) The value realized upon the exercise of options is equal to the difference between the market value of the shares of Common Stock acquired at the time of exercise and the aggregate exercise price paid by the Named Executive to the Company.

(2) The value of unexercised options is based on the difference between the closing price of the Common Stock on December 31, 1997 ($40.50) and the exercise prices of the options.

                        TRANSACTIONS INVOLVING MANAGEMENT

     Directors and officers of the Company and their associates were customers of, and had transactions with, subsidiaries of the Company in the ordinary course of business during 1997. All loans and commitments included in such transactions were made in the ordinary course of business on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and do not involve an unusual risk of collectibility or present other unfavorable features. Such loans totaled $3,464,000 at December 31, 1997, equal to 5.82% of shareholders' equity.

             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Pursuant to Section 16 of the Securities Exchange Act of 1934, the Company's directors and executive officers, as well as any person holding more than 10% of its Common Stock, are required to report initial statements of ownership of the Company's securities and changes in such ownership to the Securities and Exchange Commission. Based upon written representations by each Director and Executive Officer, all of the required reports were timely filed by such persons during 1997, except that Mr. Bazaire and Mr. Kohn each filed late a report of change in beneficial ownership covering the acquisition of Common Stock.

                RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS

     Representatives of KPMG Peat Marwick LLP will be present at the Annual Meeting and will have the opportunity to make a statement if desired and will be available to respond to appropriate questions. The Board of Directors has not yet selected independent accountants for 1998. It is expected that KPMG Peat Marwick LLP will be selected within the next two months to serve as the independent accountants for 1998.

                              SHAREHOLDER PROPOSALS

     Article VIII of the Company's Articles of Incorporation contains certain procedural requirements applicable for shareholder nominations of persons to be elected as directors of the Company. A copy of the Company's Articles of Incorporation has been filed with the Securities and Exchange Commission and can be obtained from its Public Reference Section or the Company. Any other shareholder proposal to be considered by the Company for inclusion in the 1999 Annual Meeting of Shareholders proxy material must be received by the Company not later than November 13, 1998.

                                     GENERAL

     The cost of soliciting proxies will be borne by the Company. In addition to solicitation by mail, the officers and employees of the Company and its subsidiaries may solicit proxies by telephone, telegraph or in person. The Company has retained the services of Corporate Investor Communications, Inc. to deliver proxy materials to brokers, nominees, fiduciaries and other custodians for distribution to beneficial owners, as well as solicit proxies from these institutions. The cost of such services is expected to total approximately $4,000, plus reasonable out of pocket expenses.
     As of the date of this proxy statement, Management knows of no other matters to be brought before the meeting. However, if further business is presented by others, the proxy holders will act in accordance with their best judgment.

                                         By order of the Board of Directors,




                                         /s/ William R. Kohls
                                         William R. Kohls
                                         Secretary

Dated: March 13, 1998

                                    APPENDIX
--------------------------------------------------------------------------------
                Independent Bank Corporation is a bank holding company with total assets of $984 million and a market capitalization of approximately $205 million. Its four subsidiary banks principally serve rural and suburban communities located across Michigan's lower peninsula.
                The Banks emphasize service and convenience as the principal means of competing in the delivery of financial services. Accordingly, the Company's community banking philosophy vests discretion and authority in the Banks' management while providing financial incentives to align the interests of such managers with those of its shareholders.
                To support the Banks' service and sales efforts, while providing the internal controls that are consistent with its decentralized structure, the Company has centralized common operations and provides administrative and operational services to the Banks.




CONTENTS

Management's Discussion and Analysis                                        A-02
Selected Consolidated Financial Data                                        A-12
Independent Auditor's Report                                                A-13
Consolidated Financial Statements                                           A-14
Notes to Consolidated Financial Statements                                  A-18
Quarterly Data                                                              A-32
Shareholder Information                                                     A-33
Executive Officers and Directors                                            A-33

                      MANAGEMENT'S DISCUSSION AND ANALYSIS
                OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS
--------------------------------------------------------------------------------

     Management's discussion and analysis of financial condition and results of operations contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Actual results could differ materially from those projected in such forward-looking statements.
     The following section presents additional information to assess the financial condition and results of operations of the Company and its subsidiary banks (the "Banks"). This section should be read in conjunction with the consolidated financial statements and the supplemental financial data contained elsewhere in this appendix.

                              RESULTS OF OPERATION

     SUMMARY OF RESULTS. Net income increased by 13.7% to $8,924,000 during 1997. A year earlier, net income increased by 15.3% to $7,852,000 from $6,810,000 in 1995. These increases are principally the result of increases in net interest income and non-interest income. Such increases in the Company's revenues were, however, partially offset by increases in non-interest expense, including the amortization of intangible assets, and federal income tax expense.





KEY PERFORMANCE RATIOS
                                                     YEAR ENDED DECEMBER 31,
                                              1997           1996           1995
-------------------------------------------------------------------------------------
Net income to
   Average equity                            16.01%          15.74%          15.59%
   Average assets                             0.95            1.11            1.25

Income per share
   Basic                                     $1.95           $1.74           $1.52
   Diluted                                    1.93            1.73            1.51


     The increase in the Company's return on average equity and the decline in its return on average assets principally reflects Management's efforts to maintain profitable financial leverage. Consistent with that goal, in 1996 the Company acquired the outstanding capital stock of North Bank Corporation ("NBC") and one of the Banks purchased eight branch offices of First of America Bank - Michigan, N.A. ("FoA Offices"). (See "1996 Acquisitions and financing.") The Banks' balance sheet management strategies that rely on alternate sources of funds also enhance the Company's return on average equity at the expense of its return on average assets. (See "Capital resources.")

     1996 ACQUISITIONS AND FINANCING. The Company acquired NBC effective May 31, 1996, and on December 13, 1996, one of the Banks purchased the FoA Offices. These acquisitions (the "1996 Acquisitions") were financed with a $17.0 million unsecured credit facility (the "Credit Facility") and the issuance of $17.25 million of non-convertible, cumulative trust preferred securities (the "Preferred Securities"). Collectively, the 1996 Acquisitions and related financing have had a substantive impact on the Company's results of operations. (See "Capital resources.")
     NBC was acquired for cash consideration totaling $15.8 million. On the effective date of the transaction, NBC's assets and shareholders' equity totaled $152.0 million and $9.5 million, respectively, and the Company recorded $7.5 million of goodwill. The FoA Offices had deposits totaling $121.9 million, and the acquiring Bank recorded intangible assets totaling $8.8 million. The Bank also purchased loans totaling $22.1 million as well as certain real and personal property. Net cash proceeds from the transaction totaled $90.5 million.

     TAX EQUIVALENT NET INTEREST INCOME. Double-digit increases in the Company's tax equivalent net interest income during 1997 and 1996 reflect increases in average earning assets that accompanied the 1996 Acquisitions as well as the implementation of the Banks' balance sheet management strategies. Tax equivalent net interest income increased by 23% to $44,047,000 in 1997 and by 23% to $35,779,000 in 1996 from $29,008,000 in 1995. Average earning assets increased by 31% to $869,496,000 in 1997 and by 29% to $664,718,000 in 1996 from
$513,377,000 in 1995.


AVERAGE                                             1997                             1996                            1995
                                        -------------------------------------------------------------------------------------------
BALANCES AND TAX                        AVERAGE             YIELD/      AVERAGE              YIELD/     AVERAGE              YIELD/
EQUIVALENT RATES                        BALANCE   INTEREST   COST       BALANCE    INTEREST   COST      BALANCE    INTEREST   COST
----------------------------------------------------------------------------------------------------------------------------------
                                                                        (dollars in thousands)
ASSETS
   Loans-all domestic (1,2)           $ 689,166  $  65,478   9.50%    $ 510,434   $ 49,478    9.69%    $ 382,644  $ 37,654   9.84%
   Taxable securities                   115,046      7,922   6.89       100,945      6,710    6.65        93,064     5,919   6.36
   Tax-exempt securities (2)             52,139      4,423   8.48        39,393      3,433    8.72        31,516     2,914   9.25
   Other investments                     13,145        999   7.60        13,946        971    6.96         6,153       421   6.84
                                      ---------  ---------            ---------  ---------             ---------  --------
     Interest earning assets            869,496     78,822   9.07       664,718     60,592    9.12       513,377    46,908   9.14
   Cash and due from banks               26,251  ---------               21,573  ---------                16,091  --------
   Other assets, net                     41,395                          21,038                           14,115
                                      ---------                       ---------                        ---------
       Total assets                   $ 937,142                       $ 707,329                        $ 543,583
                                      =========                       =========                        =========
LIABILITIES
   Savings and NOW                    $ 331,959      8,480   2.55     $ 250,977      6,116    2.44     $ 217,721     5,515   2.53
   Time deposits                        263,046     14,134   5.37       187,117     10,022    5.36       141,292     6,955   4.92
   Long-term debt                         8,245        602   7.30         4,875        335    6.87
   Other borrowings                     187,519     11,559   6.16       144,703      8,340    5.76        89,048     5,430   6.10
                                      ---------  ---------            ---------  ---------             ---------  --------
     Interest bearing liabilities       790,769     34,775   4.40       587,672     24,813    4.22       448,061    17,900   4.00
   Demand deposits                       81,191  ---------               61,161  ---------                46,539  --------
   Other liabilities                      9,444                           8,597                            5,296
   Shareholders' equity                  55,738                          49,899                           43,687
                                      ---------                       ---------                        ---------
       Total liabilities and
         shareholders' equity         $ 937,142                       $ 707,329                        $ 543,583
                                      =========                       =========                        =========

       Net interest income                       $  44,047                       $  35,779                        $  29,008
                                                 =========                       =========                        =========

       Net interest income
         as a percent of
         earning assets                                      5.07%                            5.38%                          5.65%
                                                            =====                            =====                           =====

(1) Interest on loans includes net origination fees totaling $4,001,000, $3,331,000 and $2,702,000 in 1997, 1996 and 1995, respectively.

(2) Interest on tax-exempt securities has been adjusted to reflect preferential taxation. The adjustment assumes a marginal tax rate of 35% in 1997 and 34% in 1996 and 1995. For purposes of analysis, tax-exempt loans are included in tax-exempt securities.

     The 1996 Acquisitions account for approximately 80% of the $204,778,000 increase in average earning assets during 1997. Management attributes the remainder of the increase in average earning asset to the Banks' balance sheet management strategies. A year earlier, NBC and the balance sheet management strategies each accounted for approximately 50% of the $151,341,000 increase in average earning assets.


CHANGE IN TAX EQUIVALENT                          1997 COMPARED TO 1996            1996 COMPARED TO 1995
NET INTEREST INCOME                             VOLUME       RATE      NET       VOLUME      RATE      NET
-----------------------------------------------------------------------------------------------------------------
                                                                          (in thousands)
Increase (decrease) in interest income (1)
   Loans-all domestic                          $17,000     $(1,000)    $16,000    $12,395      $(571)    $11,824
   Taxable securities                              964         248       1,212        516        275         791
   Tax-exempt securities (2)                     1,083         (93)        990        695       (176)        519
   Other investments                               (58)         86          28        542          8         550
                                               -----------------------------------------------------------------
     Total interest income                      18,989        (759)     18,230     14,148       (464)     13,684
                                               -----------------------------------------------------------------
Increase (decrease) in interest expense (1)
   Savings and NOW                               2,056         308       2,364        817       (216)        601
   Time deposits                                 4,080          32       4,112      2,412        655       3,067
   Long-term debt                                  245          22         267        335                    335
   Other borrowings                              2,607         612       3,219      3,223       (313)      2,910
                                               -----------------------------------------------------------------
     Total interest expense                      8,988         974       9,962      6,787        126       6,913
                                               -----------------------------------------------------------------
       Net interest income                     $10,001     $(1,733)     $8,268     $7,361      $(590)     $6,771
                                               =================================================================

(1) The change in interest due to changes in both balance and rate has been allocated to change due to balance and change due to rate in proportion to the relationship of the absolute dollar amounts of change in each.

(2) Interest on tax exempt securities has been adjusted to reflect preferential taxation. The adjustment assumes a marginal tax rate of 35% in 1997 and 34% in 1996 and 1995.

     Tax equivalent net interest income was equal to 5.07% of average earning assets during 1997 compared to 5.38% and 5.65% in 1996 and 1995, respectively. Management attributes the majority of the decline to the 1996 Acquisitions, including the cost of the related non-equity financing. (See "Capital resources.") The marginal cost of alternate sources of funds that have been employed to implement the Banks' balance sheet management strategies have also contributed to the decline in tax equivalent net interest income as a percent of average earning assets. The impact of the non-equity financing and the use of alternate sources of funds has, however, been partially offset by an increase in loans as a percent of average earning assets.


COMPOSITION OF AVERAGE EARNING ASSETS                                                                YEAR ENDED DECEMBER 31,
AND INTEREST PAYING LIABILITIES                                                                   1997       1996      1995
--------------------------------------------------------------------------------------------------------------------------------
As a percent of average earning assets
   Loans-all domestic                                                                             79.26%    76.79%    74.53%
   Other earning assets                                                                           20.74     23.21     25.47
                                                                                                 ---------------------------
       Average earning assets                                                                    100.00%   100.00%   100.00%
                                                                                                 ===========================
   Savings and NOW                                                                                38.18%    37.76%    42.41%
   Time deposits                                                                                  30.25     28.15     27.52
   Other borrowings and long-term debt                                                            22.51     22.50     17.35
                                                                                                 ---------------------------
       Average interest bearing liabilities                                                       90.94%    88.41%    87.28%
                                                                                                 ===========================
Earning asset ratio                                                                               92.78%    93.98%    94.44%
Free-funds ratio                                                                                   9.06     11.59     12.72


     PROVISION FOR LOAN LOSSES. Management's assessment of the allowance for loan losses is based on the aggregate amount and composition of the loan portfolios, as well as an evaluation of specific commercial and agricultural loans, historical loss experience and the level of non-performing and impaired loans. This assessment is further supplemented by Management's subjective assessment of general and local economic conditions. (See "Asset quality.")
     The provision for loan losses totaled $1,750,000 in 1997 compared to $1,233,000 and $636,000 in 1996 and 1995, respectively. The $517,000 increase in the provision for loan losses during 1997 principally reflects the $134,474,000 increase in total loans, excluding loans held for sale ("Portfolio Loans"). A year earlier, Management elected to fund additional provisions to the allowance for loan losses based upon the application of the Company's allocation methodology to loans associated with the NBC acquisition.

     NON-INTEREST INCOME. Non-interest income totaled $8,515,000 in 1997 compared to $5,552,000 and $3,766,000 in 1996 and 1995, respectively. Approximately 32% and 28% of the $2,963,000 increase in non-interest income during 1997 relates to the 1996 Acquisitions and net gains on asset sales, respectively. Revenues associated with deposit account promotions and the Banks' title insurance agency also contributed to the increase in non-interest income.
     During 1996, an increase in net gains on the sale of real estate mortgage loans accounted for 64% of the $1,786,000 increase in non-interest income. Increases in service charges on deposit accounts and other non-interest income that principally relate to the NBC acquisition also contributed to the increase in non-interest income during 1996.


NON-INTEREST INCOME                                                                             YEAR ENDED DECEMBER 31,
                                                                                          1997            1996            1995
---------------------------------------------------------------------------------------------------------------------------------
Service charges on deposit accounts                                                    $ 3,128,000     $ 2,267,000    $ 1,919,000
Net gains (losses) on asset sales
   Real estate mortgage loans                                                            2,270,000       1,871,000        728,000
   Securities                                                                              273,000        (162,000)      (120,000)
Title insurance commissions and fees                                                       585,000          40,000
Real estate mortgage loan servicing                                                        532,000         412,000        371,000
Other                                                                                    1,727,000       1,124,000        868,000
                                                                                       ------------------------------------------
       Total non-interest income                                                       $ 8,515,000     $ 5,552,000    $ 3,766,000
                                                                                       ==========================================


     Net gains on the sale of real estate mortgage loans totaled $2,270,000 during 1997 compared to $1,871,000 in 1996 and $728,000 in 1995. Management attributes the increase in net gains relative to the volume of loans sold principally to an increase in the capitalization of related servicing rights as well as an increase in the portion of loans sold that have been underwritten pursuant to government guarantees. The increase in the amount of servicing rights capitalized is attributed to a decline in interest rates during 1997 and a corresponding decrease in estimated prepayment rates on real estate mortgage loans. In addition to an increase in aggregate loans sold, Management attributes approximately 45% of the $1,143,000 increase in net gains during 1996 to the sale and/or capitalization of related servicing rights as well as an increase in loans underwritten pursuant to government guarantees.


NET GAINS ON THE SALE OF REAL ESTATE                                   YEAR ENDED DECEMBER 31,
MORTGAGE LOANS                                                  1997            1996             1995
---------------------------------------------------------------------------------------------------------------------------

Real estate mortgage loans originated                       $272,200,000    $227,600,000    $163,500,000
Real estate mortgage loan sales                              114,500,000     108,700,000      52,000,000
Real estate mortgage loan servicing rights sold               24,200,000      37,900,000      19,700,000
Net gains on the sale of real estate mortgage loans            2,270,000       1,871,000         728,000
Net gains as a percent of real estate mortgage loan sales           1.98%           1.72%           1.40%

     The volume of loans sold is dependent upon the Banks' ability to originate real estate mortgage loans as well as the demand for fixed-rate obligations. (See "Asset/liability management.") Net gains on real estate mortgage loans are also dependent upon economic and competitive factors as well as the Banks' ability to effectively manage exposure to changes in interest rates.
     The Banks realized net gains on the sale of securities available for sale totaling $273,000 during 1997 compared to net losses of $162,000 and $120,000 during 1996 and 1995, respectively. Future gains and losses will be dependent upon the Banks' asset/liability needs as well as the slope of the yield curve, the level of interest rates and other pertinent factors. (See "Asset/liability management.")

     NON-INTEREST EXPENSE. Non-interest expense totaled $36,845,000 in 1997 compared to $27,861,000 and $21,702,000 in 1996 and 1995, respectively. Salaries and benefits, the largest component of non-interest expense, totaled $20,280,000 in 1997 compared to $15,685,000 in 1996 and $12,163,000 in 1995.


NON-INTEREST EXPENSE                                   YEAR ENDED DECEMBER 31,
                                                 1997           1996           1995
------------------------------------------------------------------------------------------------------------------------------------
Salaries                                      $13,409,000   $10,280,000    $8,005,000
Performance-based compensation and benefits     3,877,000     3,106,000     2,351,000
Other benefits                                  2,994,000     2,299,000     1,807,000
                                              ---------------------------------------
   Salaries and benefits                       20,280,000    15,685,000    12,163,000
Occupancy, net                                  2,786,000     2,042,000     1,548,000
Furniture and fixtures                          2,245,000     1,864,000     1,345,000
Amortization of intangible assets               1,523,000       583,000       273,000
Computer processing                             1,340,000     1,063,000       818,000
Advertising                                     1,329,000       827,000       344,000
Communications                                  1,280,000     1,007,000       791,000
Supplies                                        1,019,000       804,000       561,000
Loan and collection                               939,000       663,000     1,030,000
Other                                           4,104,000     3,323,000     2,829,000
                                              ---------------------------------------
     Total non-interest expense               $36,845,000   $27,861,000   $21,702,000
                                              =======================================

     Management estimates that the 1996 Acquisitions account for approximately 55% of the $4,595,000 increase in salaries and benefits and approximately 60% of the increase in total non-interest expense during 1997. A year earlier, the NBC acquisition accounted for 35% of the increases in salaries and benefits and 45% of the increase in total non-interest expense.
     The Company and each of the Banks maintain compensation plans that provide incentives for superior performance. In addition to commissions and cash incentive awards, performance-based compensation plans include the Employee Stock Ownership Plan, the Employee Stock Option Plan and the Incentive Share Grant Plan. Management believes that these equity-based plans help align the interests of the Company's officers and employees with those of its shareholders. Performance-based compensation comprised nearly 20% of salaries and benefits during 1997, 1996 and 1995. Performance-based compensation accounted for 17% and 21% of the increases in salaries and benefits during 1997 and 1996, respectively.
     Operation of the Banks' title insurance agency as well as marketing costs related to certain deposit account promotions also contributed to the increase in non-interest expense during 1997. Costs associated with new branch facilities, a write down of other real estate as well as the introduction of the EZ Money check card and related ATM conversion also contributed to the increase in non-interest expense during 1996. Costs associated with the origination of real estate mortgage loans contributed to increases in total non-interest expense during both 1997 and 1996.

                               FINANCIAL CONDITION


     SUMMARY. Total assets increased to $983.8 million at December 31, 1997, from $888.6 million a year earlier. A $134.5 million increase in Portfolio Loans, principally residential real estate loans, accounts for the $95.2 million increase in total assets.
     In addition to cash proceeds from the FoA Offices, the Banks have relied on other borrowings and brokered certificates of deposit ("Brokered CDs") to fund the increase in total loans. The use of such alternate funding sources, principally advances from the Federal Home Loan Bank (the "FHLB") complements the Banks' relatively stable base of core deposits. (See "Deposits and borrowings.") The Banks also utilized proceeds from the sale or maturity of securities to fund a portion of the increase in total loans.

     SECURITIES. The Banks maintain securities portfolios that include obligations of the U.S. Treasury and government sponsored agencies as well as securities issued by states and political subdivisions, corporate notes and mortgage-backed securities. Management continually evaluates the Banks' asset/liability management needs and attempts to maintain a portfolio structure that provides sufficient liquidity and cash flow. The sale of securities available for sale is dependent upon Management's assessment of reinvestment opportunities and the Banks' asset/liability management needs.
(See "Non-interest income.")
     Securities available for sale are carried at fair value and unrealized gains and losses, after consideration of applicable taxes, are recognized as a separate component of shareholders' equity. Management has the intent and the Banks have the ability to hold other securities to maturity. These securities are carried at amortized cost without adjustment for unrealized gains and losses.



SECURITIES                     AMORTIZED                      UNREALIZED        FAIR
                                 COST              GAINS         LOSSES         VALUE
-----------------------------------------------------------------------------------------
Securities Available for Sale
   December 31, 1997            $108,231,000     $2,775,000       $237,000   $110,769,000
   December 31, 1996             135,290,000      1,870,000        308,000    136,852,000

Securities Held to Maturity
   December 31, 1997            $ 22,525,000     $  838,000       $  9,000   $ 23,354,000
   December 31, 1996              26,754,000        929,000         38,000     27,645,000


     In view of the relatively flat U.S. Treasury yield curve and the general decline in market yields relative to the cost of alternate sources of funds, Management has liquidated a portion of the Banks' securities portfolios. (See "Asset/liability management.") The Banks sold securities available for sale with an aggregate market value of $59,727,000 in 1997, compared to $18,145,000 and $14,054,000 in 1996 and 1995, respectively. The Banks realized net gains of $273,000 in 1997 compared to net losses of $162,000 and $120,000 in 1996 and
1995, respectively, on such sales.

     LOAN PORTFOLIOS. Portfolio Loans increased by 22% to $744.2 million at December 31, 1997, from $609.7 million a year earlier. Residential real estate mortgage loans, including home equity loans and other junior mortgages, account for approximately 55% of the $134.5 million increase in total loans.


LOAN PORTFOLIO COMPOSITION                                      DECEMBER 31,
                                                           1997            1996
-----------------------------------------------------------------------------------
Real estate
   Residential first mortgages                          $328,968,000   $275,660,000
   Residential home equity and other junior mortgages     55,987,000     35,673,000
   Construction and land development                      62,721,000     49,017,000
   Other                                                 134,058,000     92,253,000
Consumer                                                  91,723,000     90,284,000
Commercial                                                48,576,000     45,013,000
Agricultural                                              22,145,000     21,804,000
                                                        ---------------------------
       Total loans                                      $744,178,000   $609,704,000
                                                        ===========================

     Management believes that the Company's decentralized structure provides the Banks with important advantages in serving the credit needs of the principal lending markets. Although the Management and Board of Directors of each Bank retain authority and responsibility for credit decisions, each of the Banks has adopted uniform underwriting standards. Further, the Company's loan committee as well as the centralization of commercial loan credit services and loan review functions promote compliance with such established underwriting standards. The centralization of retail loan services also provides for consistent service quality and facilitates compliance with consumer protection laws and regulations.

     In addition to the communities served by the Banks' branch networks and loan production offices, the principal lending markets include nearby communities and metropolitan areas. Subject to established underwriting criteria, the Banks also participate in commercial lending transactions with certain non-affiliated banks and purchase real estate mortgage loans from third-party originators. The Banks also deployed a portion of the cash proceeds from the FoA Offices by purchasing $29.8 million in seasoned pools of residential real estate mortgage loans from unaffiliated lenders during 1997.
     Non-accrual loans totaled $3.3 million at December 31, 1997, compared to $1.7 million and $1.9 million at December 31, 1996 and 1995, respectively. Total non-performing loans at those same dates were $5.4 million, $3.9 million and $2.6 million, respectively.


NON-PERFORMING ASSETS                                                          DECEMBER 31,
                                                                   1997           1996          1995
-------------------------------------------------------------------------------------------------------
Non-accrual loans                                                $3,298,000    $1,711,000    $1,886,000
Loans 90 days or more past due and still accruing interest        1,904,000     1,994,000       427,000
Restructured loans                                                  184,000       197,000       247,000
                                                                 --------------------------------------
   Total non-performing loans                                     5,386,000     3,902,000     2,560,000
Other real estate                                                   331,000       730,000       760,000
                                                                 --------------------------------------
       Total non-performing assets                               $5,717,000    $4,632,000    $3,320,000
                                                                 ======================================
As a percent of Portfolio Loans
   Non-performing loans                                                0.72%         0.64%         0.61%
   Non-performing assets                                               0.77          0.76          0.79
Allowance for loan losses as a percent of Portfolio Loans              1.03          1.14          1.25
Allowance for loan losses as a percent of non-performing loans          142           178           205

     An agricultural credit that was purchased in conjunction with the FoA Offices accounts for nearly 40% of the $1.6 million increase in non-accrual loans during 1997, of which management does not anticipate a material impact on the Company's financial condition or results of operation. The 1996 Acquisitions account for the $1.3 million increase in non-performing loans, principally loans 90 days or more past due and still accruing interest, during 1996.



ALLOWANCE FOR LOAN LOSSES                                                      YEAR ENDED DECEMBER 31,
                                                                      1997              1996             1995
---------------------------------------------------------------------------------------------------------------------------
Balance at beginning of period                                        $6,960,000      $5,243,000      $5,054,000
   Allowance on loans acquired                                                         1,180,000
   Provision charged to operating expense                              1,750,000       1,233,000         636,000
   Recoveries credited to allowance                                      585,000         440,000         265,000
   Loans charged against allowance                                    (1,625,000)     (1,136,000)       (712,000)
                                                                      ------------------------------------------
Balance at end of period                                              $7,670,000      $6,960,000      $5,243,000
                                                                      ==========================================
Net loans charged against the allowance to average Portfolio Loans          0.15%           0.14%           0.12%

      Loans charged against the allowance for loan losses, net of recoveries ("Net Losses"), were $1,040,000 during 1997, compared to $696,000 in 1996 and $447,000 in 1995. In addition to an increase in Portfolio Loans, a portion of the increase can be attributed to the 1996 Acquisitions. Net Losses on loans that were acquired in conjunction with the 1996 Acquisitions totaled approximately $495,000 and $153,000 in 1997 and 1996, respectively.



ALLOCATION OF THE ALLOWANCE FOR LOAN LOSSES                           DECEMBER 31,
                                                        1997          1996             1995
--------------------------------------------------------------------------------------------

Commercial and agricultural                           $2,200,000    $2,176,000    $1,612,000
Real estate mortgage                                     322,000       257,000       162,000
Installment                                              892,000       834,000       597,000
Unallocated                                            4,256,000     3,693,000     2,872,000
                                                      --------------------------------------
       Total                                          $7,670,000    $6,960,000    $5,243,000
                                                      ======================================
Allocated allowance as a percent of total allowance         44.5%         46.9%         45.2%


     The allowance for loan losses is maintained at a level that Management considers appropriate based upon its assessment of relevant circumstances. (See "Provision for loan losses.") In performing its assessment, Management allocates portions of the allowance to specific loans and loan portfolios. At December 31, 1997, the unallocated portion of the allowance for loan losses was equal to 55.5% of the total allowance compared to 53.1% and 54.8% at December 31, 1996 and 1995, respectively.

     DEPOSITS AND BORROWINGS. Deposits totaled $700.5 million at December 31, 1997, and include Brokered CDs totaling $14.4 million. A year earlier, deposits totaled $672.5 million. Federal funds purchased and other borrowed funds totaled $195.2 million at December 31, 1997, compared to $137.0 million a year earlier. In addition to FHLB advances, other borrowed funds include the Credit Facility and securities sold under repurchase agreements.
     The Banks' competitive position within many of the markets served by the branch networks limits the ability to materially increase retail deposits without adversely impacting the weighted-average cost of core deposits. Accordingly, the use of alternate funding sources is an integral component of the Banks' balance sheet management strategies.
     Management believes that such alternate sources of funds, including advances from the FHLB and Brokered CDs, complements the Banks' stable base of core deposits and may further reduce exposure to depositors' options to withdraw funds prior to maturity. In addition to the Banks' interest rate risk profile and liquidity needs, Management's evaluation of funding strategies considers the relative cost and collateral requirements associated with the use of alternate sources of funds. (See "Asset/liability management.")

DERIVATIVE FINANCIAL INSTRUMENTS


                                         NOTIONAL     AVERAGE          CAP        FLOOR            ANNUAL      AMORTIZED      FAIR
TYPE                                       AMOUNT     MATURITY        STRIKE      STRIKE            COST         COST         VALUE
------------------------------------------------------------------------------------------------------------------------------------
                                                                   (dollars in thousands)
Interest rate caps                     $28,000         2.3 years      6.71%                        0.26%      $   168         $  87
Interest rate collars                   10,000         2.7 years      6.42          5.71%                                       (10)

     Derivative financial instruments may be employed to reduce the cost of alternate funding sources while managing the Banks' exposure to changes in interest rates. Interest rate caps establish a maximum cost of 6.97% on the associated short-term and variable rate borrowings, while allowing borrowing costs to decline if market rates decrease. Premiums paid to establish these positions totaled $246,000 of which $67,000 was amortized as interest expense during 1997. Premiums are amortized over the life of the agreements. Interest rate collars establish a maximum cost of 6.42% and a minimum rate of 5.71% on the associated short-term or variable rate borrowings. There are no premiums associated with the Banks' interest-rate collars.

     CAPITAL RESOURCES. Management recognizes that the ability to maintain financial leverage is critical to its mission to create value for the Company's shareholders. To profitably deploy capital within existing markets, the Banks have implemented balance sheet management strategies that combine effective loan origination efforts with disciplined funding strategies. Management believes that acquisitions, including the 1996 Acquisitions, are also consistent with its goal to create shareholder value.
     The Company's cost of capital is also a crucial factor in creating shareholder value and, therefore, Management funded the 1996 Acquisitions with the Credit Facility and by issuing the Preferred Securities. The Preferred Securities are presented within the liability section of the consolidated balance sheets as guaranteed preferred beneficial interests in Company's subordinated debentures. Although the Board of Governors of the Federal Reserve has approved the use of such cumulative preferred stock instruments as Tier 1 capital for bank holding companies, the Preferred Securities are not considered equity under generally accepted accounting principles. The quarterly distributions paid on the Preferred Securities are included in interest expense and are deductible for federal income tax purposes.
     Management's efforts to effectively manage the Company's capital resources have had an adverse impact on certain financial ratios, including tax equivalent net interest income as a percent of average earning assets and its return on average assets. Management nonetheless believes that such efforts to maintain financial leverage have made important contributions to the Company's return on average equity and its earnings per share.


CAPITAL RATIOS                                                      DECEMBER 31,
                                                                   1997      1996
------------------------------------------------------------------------------------------------------------------------------------
Equity capital                                                      6.05%    5.83%
Average shareholders equity to average assets                       5.95     7.05
Tier 1 leverage (tangible equity capital)                           6.02     5.72
Tier 1 risk-based capital                                           8.76     9.01
Total risk-based capital                                            9.91    10.26

     Shareholders' equity totaled $59.5 million at December 31, 1997. The $7.7 million increase from $51.8 million at December 31, 1996, reflects the retention of earnings and the issuance of common stock pursuant to various equity-based incentive compensation plans. An increase in net unrealized gains on securities available for sale also contributed to the increase in shareholders' equity.

     ASSET/LIABILITY MANAGEMENT. As a financial intermediary, the Company must manage interest rate risk that may be created by differences in the pricing characteristics of the Banks' assets and funding sources. Options embedded in certain financial instruments, including caps on adjustable-rate loans as well as borrowers' rights to prepay fixed rate loans also entail interest rate risk.
     The asset/liability management efforts of the Company and the Banks are intended to identify and evaluate opportunities to structure the balance sheet in a manner that is consistent with Management's mission to maintain profitable financial leverage within established risk parameters. Management employs simulation analyses to monitor the Banks' risk profiles and assess potential changes in the Banks' net interest income and market value of portfolio equity that may result from changes in interest rates. Such analyses further incorporate assumptions relating to changes in the prepayment rates of certain assets and liabilities.
     Management's evaluation of various opportunities and alternate balance sheet strategies carefully consider the likely impact on the Banks' risk profile as well as the anticipated contribution to earnings. The marginal cost of alternate funds is a principal consideration in the implementation of the Banks' balance sheet management strategies, but such evaluations further consider interest rate and liquidity risk as well as other relevant factors.
     Management has determined that the retention of 15- and 30-year fixed rate mortgages is generally inconsistent with its goal to maintain profitable leverage or the Banks' interest-rate risk profiles. Accordingly, the majority of such loans are sold to mitigate exposure to changes in interest rates. Generally, adjustable-rate and balloon real estate mortgage loans may be profitably funded within established risk parameters and retention of such loans has been a principal focus of the Banks' balance sheet management strategies. (See "Non-interest income.")
     Management has further determined, given the general decline in security yields relative to the cost of alternate sources of funds, that retention of certain low yielding securities was inconsistent with its goals. Accordingly, the Banks liquidated a portion of the portfolios and the sale proceeds have been used to partially fund the increase in loans.




PRICING CHARACTERISTICS OF                                                  DECEMBER 31, 1997
FINANCIAL INSTRUMENTS                               DAYS                        YEARS
                                            ---------------------        -------------------------                FAIR
                                            0 - 180       181-365        1 - 5          5+           TOTAL        VALUE      YIELD
------------------------------------------------------------------------------------------------------------------------------------
                                                                            (dollars in thousands)
ASSETS (1, 2)
   Loans and loans held for sale                $ 259,679     $ 138,130     $ 272,379    $  95,744     $ 765,932   $ 775,400  8.94%
   Taxable securities                              18,172         8,613        37,865       35,931       100,581     100,600  6.90
   Tax-exempt securities                            1,106         1,232        17,347       25,517        45,202      46,000  8.67
                                                ----------------------------------------------------------------
     Interest earning assets                      278,957       147,975       327,591      157,192       911,715
                                                --------------------------------------------------
   Non-interest earning assets                                                                            72,102
                                                                                                       ---------
       Total assets                                                                                    $ 983,817
                                                                                                       =========
LIABILITIES AND SHAREHOLDERS' EQUITY(1)
   Demand, savings and NOW (3)                    104,506        38,738       129,412      155,484     $ 428,140   $ 428,100  2.03%
   Time deposits                                  116,449        60,345        90,067        5,479       272,340     274,000  5.47
   Other borrowings                               117,231        41,000        36,954       17,250       212,435     214,400  6.17
                                                ----------------------------------------------------------------
     Total deposits and other borrowings          338,186       140,083       256,433      178,213       912,915
   Shareholders' equity and other liabilities   --------------------------------------------------        70,902
     Total liabilities and                                                                             ---------
         shareholders' equity                                                                          $ 983,817
Caps and collars                                  (38,000)                     38,000                  =========

RATE SENSITIVITY GAP AND RATIOS
   Gap for period                               $ (21,229)    $   7,892     $  33,158    $ (21,021)
                                                ==================================================
   Cumulative gap                               $ (21,229)    $ (13,337)    $  19,821    $  (1,200)
   Ratio of rate-sensitive assets to            ==================================================
     rate-sensitive liabilities for period          92.9%         105.6%        111.3%        88.2%
   Cumulative ratio of rate-sensitive assets
     to rate-sensitive liabilities                  92.9           97.0         102.7         99.9


(1) The information presented is a static analysis that does not consider potential changes in pricing characteristics given a change in interest rates.

(2) The analysis incorporates Management's assumptions for prepayments on installment and real estate mortgage loans as well as mortgage-backed securities.

(3) Non-maturity deposit repricing assumptions consider the estimated life of the account along with Management's ability to set interest rates.

     YEAR 2000. Management has appointed a committee that has evaluated the likely impact of the Year 2000 issue on the operating systems of the Company and the Banks. Based on its continuing evaluation, the committee does not anticipate material expenditures to ensure that these systems are compliant.

     STATEMENT OF FINANCIAL ACCOUNTING STANDARDS. The Financial Accounting Standards Board adopted Statement of Financial Accounting Standards No. 130, "Reporting Comprehensive Income," (SFAS #130) and Statement of Financial Accounting Standards No. 131, "Disclosures about Segments of an Enterprise and Related Information," (SFAS #131) in June of 1997.
     SFAS #130 establishes standards for reporting and displaying comprehensive income and its components, including but not limited to unrealized gains or losses on securities available for sale, in the financial statements. This statement is effective for both interim and annual periods beginning after December 15, 1997, with earlier application permitted.
SFAS #130 will require reclassification of all prior period amounts.
     SFAS #131 establishes standards for the way that public entities report information about operating segments in financial statements. This statement is effective for both interim and annual periods beginning after December 31, 1997, with restatement of prior period information required. The adoption of this statement is not expected to have a material impact on the Company's reporting disclosures.

                     SELECTED CONSOLIDATED FINANCIAL DATA

                                                                      YEAR ENDED DECEMBER 31,
                                                       1997        1996        1995          1994       1993
---------------------------------------------------------------------------------------------------------------
                                                              (dollars in thousands, except per share amounts)

SUMMARY OF OPERATIONS
   Interest income                                    $ 77,414    $ 59,485    $ 45,982    $ 37,820    $ 34,370
   Interest expense                                     34,775      24,813      17,900      12,585      12,305
                                                      --------------------------------------------------------
     Net interest income                                42,639      34,672      28,082      25,235      22,065
   Provision for loan losses                             1,750       1,233         636         473         657
   Non-interest income                                   8,515       5,552       3,766       3,101       3,898
   Non-interest expense                                 36,845      27,861      21,702      19,503      17,535
                                                      --------------------------------------------------------
     Income before federal income tax expense           12,559      11,130       9,510       8,360       7,771
   Federal income tax expense                            3,635       3,278       2,700       2,329       2,165
                                                      --------------------------------------------------------
         Net income                                   $  8,924    $  7,852    $  6,810    $  6,031    $  5,606
                                                      ========================================================
PER COMMON SHARE DATA (1)
   Net income (2)
     Basic                                            $   1.95    $   1.74    $   1.52    $   1.33    $   1.24
     Diluted                                              1.93        1.73        1.51        1.32        1.24
   Cash dividends declared                                0.71        0.64        0.57        0.46        0.32
   Book value                                            12.98       11.50       10.51        8.97        8.62

SELECTED BALANCES
   Assets                                             $983,817    $888,597    $590,147    $516,211    $482,027
   Loans and loans held for sale                       765,932     621,287     434,091     342,658     288,643
   Allowance for loan losses                             7,670       6,960       5,243       5,054       5,053
   Deposits                                            700,480     672,534     411,624     409,471     423,620
   Shareholders' equity                                 59,516      51,836      47,025      40,311      39,049
   Long-term debt                                        5,000       7,000                               2,750

SELECTED RATIOS
   Tax-equivalent net interest income
     to average earning assets                            5.07%       5.38%       5.65%       5.88%       5.85%
   Net income to
     Average common equity                               16.01       15.74       15.59       15.22       15.21
     Average assets                                       0.95        1.11        1.25        1.25        1.33
   Dividend payment ratio                                36.54       36.53       36.80       34.62       25.54
     Average shareholders' equity to average assets       5.95        7.05        8.04        8.22        8.72
   Tier 1 leverage (tangible equity capital) ratio        6.02        5.72        7.47        7.76        7.61
   Non-performing loans to Portfolio Loans                0.72        0.64        0.61        0.84        1.14


(1) Per share data has been adjusted for a three-for-two stock split in 1997 and 5% stock dividends in 1997, 1996 and 1995.

(2) Statement of Financial Accounting Standards No. 128, "Earnings Per Share," effective during 1997, has been retroactively applied. (See note 10 to consolidated financial statements.)

                          INDEPENDENT AUDITOR'S REPORT





BOARD OF DIRECTORS AND SHAREHOLDERS
INDEPENDENT BANK CORPORATION
IONIA, MICHIGAN

     We have audited the accompanying consolidated statements of financial condition of Independent Bank Corporation and subsidiaries as of December 31, 1997 and 1996, and the related consolidated statements of operations, shareholders' equity, and cash flows for each of the years in the three-year period ended December 31, 1997. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express our opinion on these consolidated financial statements based on our audits.
     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
     In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Independent Bank Corporation and subsidiaries as of December 31, 1997 and 1996, and the results of their operations and their cash flows for each of the years in the three-year period ended December 31, 1997, in conformity with generally accepted accounting principles.
     As discussed in notes 1 and 5 to the consolidated financial statements, the Company changed its method of accounting for mortgage servicing rights to adopt the provisions of Financial Accounting Standards Board's Statement of Financial Accounting Standards No. 122, "Accounting for Mortgage Servicing Rights," in 1996.





/s/ KPMG Peat Marwick LLP
KPMG Peat Marwick LLP
Lansing, Michigan
February 2, 1998

                CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION


                                                                                                  DECEMBER 31,
                                                                                            1997              1996
---------------------------------------------------------------------------------------------------------------------------
ASSETS
   Cash and Cash Equivalents
     Cash and due from banks                                                           $  30,371,000    $  40,631,000
     Federal funds sold                                                                                    10,000,000
                                                                                       ------------------------------
       Total Cash and Cash Equivalents                                                    30,371,000       50,631,000
                                                                                       ------------------------------

   Securities available for sale                                                         110,769,000      136,852,000
   Securities held to maturity (fair value of $23,354,000 at December 31, 1997 and
     $27,645,000 at December 31, 1996)                                                    22,525,000       26,754,000
   Federal Home Loan Bank stock, at cost                                                  12,489,000       11,076,000
   Loans held for sale                                                                    21,754,000       11,583,000
   Loans
     Commercial and agricultural                                                         199,098,000      164,304,000
     Real estate mortgage                                                                416,689,000      331,150,000
     Installment                                                                         128,391,000      114,250,000
                                                                                       ------------------------------
        Total Loans                                                                      744,178,000      609,704,000
     Allowance for loan losses                                                            (7,670,000)      (6,960,000)
                                                                                       ------------------------------
       Net Loans                                                                         736,508,000      602,744,000
   Property and equipment, net                                                            21,067,000       18,462,000
   Accrued income and other assets                                                        28,334,000       30,495,000
                                                                                       ------------------------------
           Total Assets                                                                $ 983,817,000    $ 888,597,000
                                                                                       ==============================
LIABILITIES AND SHAREHOLDERS' EQUITY
   Deposits
     Non-interest bearing                                                              $  88,546,000    $  84,671,000
     Savings and NOW                                                                     339,594,000      327,627,000
     Time                                                                                272,340,000      260,236,000
                                                                                       ------------------------------
       Total Deposits                                                                    700,480,000      672,534,000
   Federal funds purchased                                                                28,000,000        1,700,000
   Other borrowings                                                                      167,185,000      135,294,000
   Guaranteed preferred beneficial interests in Company's subordinated debentures         17,250,000       17,250,000
   Accrued expenses and other liabilities                                                 11,386,000        9,983,000
                                                                                       ------------------------------
     Total Liabilities                                                                   924,301,000      836,761,000
                                                                                       ------------------------------

   Commitments and contingent liabilities

   Shareholders' Equity
     Preferred stock, no par value-200,000 shares authorized; none issued or outstanding
     Common stock, $1.00 par value-14,000,000 shares authorized;
     issued and outstanding:  4,586,733 shares at December 31, 1997 and 2,861,535
     shares at December 31, 1996                                                           4,587,000        2,862,000
     Capital surplus                                                                      30,011,000       23,230,000
     Retained earnings                                                                    23,243,000       24,713,000
     Net unrealized gain on securities available for sale, net of related tax effect       1,675,000        1,031,000
                                                                                       ------------------------------
       Total Shareholders' Equity                                                         59,516,000       51,836,000
                                                                                       ------------------------------
           Total Liabilities and Shareholders' Equity                                  $ 983,817,000    $ 888,597,000
                                                                                       ==============================



See notes to consolidated financial statements

                      CONSOLIDATED STATEMENTS OF OPERATIONS
                                                                      YEAR ENDED DECEMBER 31,
                                                               1997           1996             1995
---------------------------------------------------------------------------------------------------------------------------
INTEREST INCOME
   Interest and fees on loans                              $ 65,830,000   $ 49,768,000    $ 37,861,000
   Securities available for sale                              9,023,000      6,337,000       2,692,000
   Securities held to maturity
     Taxable                                                    356,000      1,209,000       3,227,000
     Tax-exempt                                               1,206,000      1,200,000       1,781,000
Other investments                                               999,000        971,000         421,000
                                                           -------------------------------------------
     Total Interest Income                                   77,414,000     59,485,000      45,982,000
                                                           -------------------------------------------

INTEREST EXPENSE
   Deposits                                                  22,614,000     16,138,000      12,470,000
   Other borrowings                                          12,161,000      8,675,000       5,430,000
                                                           -------------------------------------------
     Total Interest Expense                                  34,775,000     24,813,000      17,900,000
                                                           -------------------------------------------
     Net Interest Income                                     42,639,000     34,672,000      28,082,000
Provision for loan losses                                     1,750,000      1,233,000         636,000
                                                           -------------------------------------------
     Net Interest Income After Provision for Loan Losses     40,889,000     33,439,000      27,446,000
                                                           -------------------------------------------

NON-INTEREST INCOME
   Service charges on deposit accounts                        3,128,000      2,267,000       1,919,000
   Net gains (losses) on asset sales
     Real estate mortgage loans                               2,270,000      1,871,000         728,000
     Securities                                                 273,000       (162,000)       (120,000)
   Other income                                               2,844,000      1,576,000       1,239,000
                                                           -------------------------------------------
     Total Non-interest Income                                8,515,000      5,552,000       3,766,000
                                                           -------------------------------------------

NON-INTEREST EXPENSE
   Salaries and employee benefits                            20,280,000     15,685,000      12,163,000
   Occupancy, net                                             2,786,000      2,042,000       1,548,000
   Furniture and fixtures                                     2,245,000      1,864,000       1,345,000
   Other expenses                                            11,534,000      8,270,000       6,646,000
                                                           -------------------------------------------
     Total Non-interest Expense                              36,845,000     27,861,000      21,702,000
                                                           -------------------------------------------
     Income Before Federal Income Tax                        12,559,000     11,130,000       9,510,000
Federal income tax expense                                    3,635,000      3,278,000       2,700,000
                                                           -------------------------------------------
         Net Income                                        $  8,924,000   $  7,852,000    $  6,810,000
                                                           ===========================================
Income per common share
   Basic                                                   $       1.95   $       1.74    $       1.52
                                                           ===========================================
   Diluted                                                 $       1.93   $       1.73    $       1.51
                                                           ===========================================

Cash dividends declared per common share                   $       0.71   $       0.64    $       0.57
                                                           ===========================================







See notes to consolidated financial statements

                      CONSOLIDATED STATEMENTS OF CASH FLOWS

                                                                                       YEAR ENDED DECEMBER 31,
                                                                              1997              1996              1995
------------------------------------------------------------------------------------------------------------------------
Net Income                                                              $   8,924,000    $   7,852,000    $   6,810,000
                                                                        -----------------------------------------------
ADJUSTMENTS TO RECONCILE NET INCOME TO NET CASH
FROM OPERATING ACTIVITIES
   Proceeds from sales of loans held for sale                             116,803,000      110,593,000       51,976,000
   Disbursements for loans held for sale                                 (124,704,000)    (101,786,000)     (54,262,000)
   Provision for loan losses                                                1,750,000        1,233,000          636,000
   Deferred federal income tax credit                                        (352,000)        (230,000)      (1,208,000)
   Deferred loan fees                                                         640,000          334,000          109,000
   Depreciation, amortization of intangible assets and premiums and
     accretion of discounts on securities and loans                         4,204,000        2,759,000        2,247,000
   Net gains on sales of real estate mortgage loans                        (2,270,000)      (1,871,000)        (728,000)
   Net (gains) losses on sales of securities                                 (273,000)         162,000          120,000
   (Increase) decrease in accrued income and other assets                     638,000       (7,906,000)         286,000
   Increase in accrued expenses and other liabilities                       1,950,000          356,000        2,587,000
                                                                        -----------------------------------------------
       Total Adjustments                                                   (1,614,000)       3,644,000        1,763,000
                                                                        -----------------------------------------------
       Net Cash from Operating Activities                                   7,310,000       11,496,000        8,573,000
                                                                        -----------------------------------------------

CASH FLOW FROM INVESTING ACTIVITIES
   Proceeds from the sale of securities available for sale                 59,727,000       18,145,000       14,054,000
   Proceeds from the maturity of securities available for sale              4,053,000       16,385,000
   Proceeds from the maturity of securities held to maturity                4,713,000        3,015,000       13,920,000
   Principal payments received on securities available for sale            11,643,000        9,601,000        1,347,000
   Principal payments received on securities held to maturity                 799,000          694,000        5,116,000
   Purchases of securities available for sale                             (51,035,000)     (60,396,000)        (732,000)
   Purchases of securities held to maturity                                                   (295,000)     (19,423,000)
   Portfolio loans made to customers, net of principal payments received (108,968,000)     (80,233,000)     (88,906,000)
   Acquisition of bank, less cash received                                                   9,478,000
   Acquisition of branch offices, less cash received                                        89,864,000       13,949,000
   Portfolio loans purchased                                              (29,758,000)      (5,603,000)
   Principal payments on portfolio loans purchased                          2,572,000          270,000
   Capital expenditures                                                    (5,038,000)      (3,709,000)      (1,642,000)
                                                                        -----------------------------------------------
     Net Cash from Investing Activities                                  (111,292,000)      (2,784,000)     (62,317,000)
                                                                        -----------------------------------------------

CASH FLOW FROM FINANCING ACTIVITIES
   Net increase (decrease) in total deposits                               27,946,000        7,468,000      (12,273,000)
   Net increase (decrease) in short-term borrowings                        16,237,000      (13,300,000)        (347,000)
   Proceeds from Federal Home Loan Bank advances                          115,954,000       63,000,000      104,000,000
   Payments of Federal Home Loan Bank advances                            (72,000,000)     (55,000,000)     (41,000,000)
   Proceeds from long-term debt                                                             10,000,000
   Retirement of long-term debt                                            (2,000,000)      (1,000,000)
   Proceeds from issuance of guaranteed preferred beneficial
     interests in Company's subordinated debentures                                         16,220,000
   Dividends paid                                                          (3,186,000)      (2,736,000)      (2,392,000)
   Proceeds from issuance of common stock                                     771,000           59,000          138,000
   Repurchase of common stock                                                                                  (893,000)
                                                                        -----------------------------------------------
     Net Cash from Financing Activities                                    83,722,000       24,711,000       47,233,000
                                                                        -----------------------------------------------
     Net Increase (Decrease) in Cash and Cash Equivalents                 (20,260,000)      33,423,000       (6,511,000)
Cash and Cash Equivalents at Beginning of Period                           50,631,000       17,208,000       23,719,000
                                                                        -----------------------------------------------
         Cash and Cash Equivalents at End of Period                     $  30,371,000    $  50,631,000    $  17,208,000
                                                                        ===============================================
Cash paid during the period for
   Interest                                                             $  35,049,000    $  23,736,000    $  17,604,000
   Income taxes                                                             3,743,000        3,890,000        3,110,000
Transfer of loans to other real estate                                        431,000          996,000          555,000
Transfer of portfolio loans to held for sale                               10,000,000                         7,100,000
Transfer of securities held to maturity to available for sale                                                52,601,000


See notes to consolidated financial statements

                 CONSOLIDATED STATEMENTS OF SHAREHOLDERS' EQUITY

                                                                                                    NET UNREALIZED
                                                                                                    GAIN (LOSS) ON
                                                                                                      SECURITIES          TOTAL
                                                    COMMON          CAPITAL           RETAINED        AVAILABLE       SHAREHOLDERS'
                                                     STOCK           SURPLUS          EARNINGS         FOR SALE          EQUITY
------------------------------------------------------------------------------------------------------------------------------------
Balances at January 1, 1995                      $ 2,589,000      $ 16,932,000     $  22,910,000     $ (2,120,000)    $  40,311,000
Net income for 1995                                                                    6,810,000                          6,810,000
Cash dividends declared, $0.57 per share                                              (2,506,000)                        (2,506,000)
5% stock dividend                                    129,000         3,386,000        (3,531,000)                           (16,000)
Issuance of 22,430 shares of common stock             22,000           463,000                                              485,000
Repurchase of 35,900 shares of
   common stock                                      (36,000)         (857,000)                                            (893,000)
Transfer of securities held to maturity to
   available for sale, net of $443,000 of
   related tax effect                                                                                     859,000           859,000
Net change in unrealized gain (loss) on
   securities available for sale, net of
   $1,017,000 of related tax effect                                                                     1,975,000         1,975,000
                                                 ----------------------------------------------------------------------------------
Balances at December 31, 1995                      2,704,000        19,924,000        23,683,000          714,000        47,025,000
Net income for 1996                                                                    7,852,000                          7,852,000
Cash dividends declared, $0.64 per share                                              (2,868,000)                        (2,868,000)
5% stock dividend                                    136,000         3,799,000        (3,954,000)                           (19,000)
Issuance of 21,834 shares of common stock             22,000           537,000                                              559,000
Net issuance costs                                                  (1,030,000)                                          (1,030,000)
Net change in unrealized gain on
   securities available for sale, net of
   $163,000 of related tax effect                                                                         317,000           317,000
                                                 ----------------------------------------------------------------------------------
Balances at December 31, 1996                      2,862,000        23,230,000        24,713,000        1,031,000        51,836,000
Net income for 1997                                                                    8,924,000                          8,924,000
Cash dividends declared, $0.71 per share                                              (3,261,000)                        (3,261,000)
5% stock dividend                                    217,000         6,895,000        (7,133,000)                           (21,000)
Issuance of 62,520 shares of common stock             62,000         1,340,000                                            1,402,000
Three-for-two stock split                          1,446,000        (1,454,000)                                              (8,000)
Net change in unrealized gain on
   securities available for sale, net of
   $332,000 of related tax effect                                                                         644,000           644,000
                                                 ----------------------------------------------------------------------------------
   Balances at December 31, 1997                 $ 4,587,000      $ 30,011,000     $  23,243,000     $  1,675,000     $  59,516,000
                                                 ==================================================================================

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES
     The accounting and reporting policies and practices of Independent Bank Corporation and subsidiaries conform with generally accepted accounting principles and prevailing practices within the banking industry. The following summaries describe the significant accounting and reporting policies that are employed in the preparation of the consolidated financial statements.
     The Banks transact business in the single industry segment of commercial banking. The Banks' activities cover traditional phases of commercial banking, including checking and savings accounts, commercial and agricultural lending, direct and indirect consumer financing, mortgage lending and deposit box services. The principal markets are the rural and suburban communities across lower Michigan that are served by the Banks' branches and loan production offices. Subject to established underwriting criteria, the Banks may also participate in commercial lending transactions with certain non-affiliated banks and purchase real estate mortgage loans from third-party originators. The local economies of the communities served by the Banks are relatively stable and reasonably diversified.
     Management is required to make estimates and assumptions in the preparation of the financial statements which affect the amounts reported. Material estimates that are particularly susceptible to changes in the near-term relate to the determination of the allowance for loan losses. While Management uses relevant information to recognize losses on loans, additional provisions for related losses may be necessary based on changes in economic conditions and customer circumstances.

     PRINCIPLES OF CONSOLIDATION - The consolidated financial statements include the accounts of Independent Bank Corporation and its subsidiaries. The income, expenses, assets and liabilities of the subsidiaries are included in the respective accounts of the consolidated financial statements, after elimination of all material intercompany accounts and transactions.

     STATEMENTS OF CASH FLOWS - For purposes of reporting cash flows, cash and cash equivalents include cash on hand, amounts due from banks and federal funds sold. Generally, federal funds are sold for one-day periods. The Company reports net cash flows for customer loan and deposit transactions.

     LOANS HELD FOR SALE - Loans held for sale are carried at the lower of aggregate amortized cost or market value. Lower of cost or market value adjustments, as well as realized gains and losses, are recorded in current earnings. The Company adopted Statement of Financial Accounting Standards No. 122, "Accounting for Mortgage Servicing Rights," ("SFAS #122") on January 1, 1996. SFAS #122 requires the Banks to recognize as separate assets the rights to service mortgage loans for others that have been acquired by purchase or the origination and subsequent sale of a loan. The fair value of capitalized originated mortgage servicing rights has been determined based upon market value quotes for similar servicing. These mortgage servicing rights are amortized in proportion to and over the period of estimated net loan servicing income. SFAS #122 also requires the Banks to assess mortgage servicing rights for impairment based on the fair value of those rights. For purposes of measuring impairment, the characteristics used by the Banks include interest rate, term and type.
     The Company adopted Statement of Financial Accounting Standards No. 125, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities," ("SFAS #125") on January 1, 1997. The adoption of SFAS #125 did not have a material impact on the Company's financial statements.

     SECURITIES - The Company classifies its securities as trading, held to maturity or available for sale. Trading securities are bought and held principally for the purpose of selling them in the near-term and are reported at fair value with realized and unrealized gains and losses included in earnings. The Company does not have any trading securities. Securities held to maturity represent those securities for which the Banks have the positive intent and ability to hold until maturity and are reported at cost, adjusted for amortization of premiums and accretion of discounts computed on the level yield method. Securities available for sale represent those securities not classified as trading or held to maturity and are reported at fair value with unrealized gains and losses, net of applicable income taxes, reported as a separate component of shareholders' equity. Gains and losses realized on the sale of securities available for sale are determined using the specific identification method and are recognized on a trade-date basis. Premiums and discounts are recognized in interest income computed on the level yield method.

     LOAN REVENUE RECOGNITION - Interest on loans is accrued based on the principal amounts outstanding. The accrual of interest income is discontinued when a loan becomes 90 days past due and the borrower's capacity to repay the loan and collateral values appear insufficient. A non-accrual loan may be restored to accrual status when interest and principal payments are current and the loan appears otherwise collectible.
     Certain loan fees, net of direct loan origination costs, are deferred and recognized as an adjustment of yield over the life of the related loan. Fees received in connection with loan commitments are deferred until the loan is advanced and are then recognized over the life of the loan as an adjustment of yield. Fees on commitments that expire unused are recognized at expiration. Fees received for a letter of credit are recognized as fee revenue over its life.

     ALLOWANCE FOR LOAN LOSSES - Some loans will not be repaid in full. Therefore, an allowance for loan losses is maintained at a level which management has determined to be adequate to absorb inherent losses. Management's assessment of the allowance is based on the aggregate amount and composition of the loan portfolios, as well as an evaluation of specific commercial and agricultural loans, historical loss experience and the level of non-performing and impaired loans. Increases in the allowance are recorded by a provision for loan losses charged to expense and, although Management periodically allocates portions of the allowance to specific loans and loan portfolios, the entire allowance is available for any losses which occur. Collection efforts may continue and future recoveries may occur after a loan is charged against the allowance.
     The Company has adopted Statement of Financial Accounting Standards No. 114, "Accounting by Creditors for Impairment of a Loan," ("SFAS #114"). SFAS #114, which has been subsequently amended by SFAS #118, requires the Company to measure its investment in an impaired loan based on one of three methods: the loan's observable market price, the fair value of the collateral or the present value of expected future cash flows discounted at the loan's effective interest rate. This statement does not apply to homogenous residential mortgage and installment loans. The adoption of this Statement in 1995 did not have a significant effect on the allowance for loan losses.

     PROPERTY AND EQUIPMENT - Property and equipment is stated at cost less accumulated depreciation and amortization. Depreciation and amortization is computed using both straight-line and accelerated methods over the estimated useful lives of the related assets.

     OTHER REAL ESTATE - Other real estate represents properties acquired through foreclosure or by acceptance of a deed in lieu of foreclosure. The carrying values of these properties are periodically evaluated and are adjusted to the lower of cost or fair value minus estimated costs to sell. Other real estate and repossessed assets totaling $331,000 and $730,000 at December 31, 1997 and 1996, respectively, are included in other assets.

     INTANGIBLE ASSETS - Goodwill, which represents the excess of the purchase price over the fair value of net tangible assets acquired, is amortized on a straight-line basis over the period of expected benefit, generally 12 to 20 years. Goodwill totaled $7,708,000 and $8,289,000 as of December 31, 1997 and 1996, respectively. Other intangible assets are amortized using both straight-line and accelerated methods over 12 to 15 years. Other intangibles amounted to $9,340,000 and $10,056,000 as of December 31, 1997 and 1996,
respectively.

     INCOME TAXES - The Company employs the asset and liability method of accounting for income taxes. The objective of this method is to establish deferred tax assets and liabilities for the temporary differences between the financial reporting basis and the tax basis of the Company's assets and liabilities at enacted tax rates expected to be in effect when such amounts are realized or settled. Under the asset and liability method, the effect of a change in tax rates is recognized in income in the period that includes the enactment date. The deferred tax asset is subject to a valuation allowance for that portion of the asset for which it is more likely than not that it will not be realized.
     The Company and its subsidiaries file a consolidated federal income tax return. Intercompany tax liabilities are settled as if each subsidiary filed a separate return.

     COMMON STOCK - At December 31, 1997, 158,076 shares of common stock were reserved for issuance under the Incentive Share Grant Plan, 28,066 shares of common stock were reserved for issuance under the dividend reinvestment plan and 505,695 shares of common stock were reserved for issuance under stock option plans.

     RETIREMENT PLANS - The Company maintains an employee stock ownership plan as well as a 401(k) plan for substantially all full-time employees.

     RECLASSIFICATION - Certain amounts in the 1996 and 1995 financial statements have been reclassified to conform with the 1997 presentation.

NOTE 2 - ACQUISITIONS
     In June 1996, the Company acquired North Bank Corporation ("NBC") for cash consideration totaling approximately $15,800,000. At the effective date of the acquisition, NBC's assets totaled $152,000,000 and its loans and deposits totaled $84,000,000 and $131,600,000, respectively. The transaction was accounted for as a purchase and the assets acquired and the liabilities assumed have been recorded at fair value. The Company's results of operations include revenues and expenses relating to NBC since May 31, 1996. Goodwill totaled $7,500,000 and is being amortized over 15 years. NBC's sole banking subsidiary consolidated with an existing subsidiary of the Company during the third quarter of 1996.
     The pro-forma information presented in the following table is based on historical results of the Company and NBC. The information has been combined to present the results of operations as if the acquisition had occurred at the beginning of the period presented. The following pro-forma results for the year ended December 31, 1996, are not necessarily indicative of the results which would have actually been attained if the acquisition had been consummated in the past or what may be attained in the future.

                                                                   1996
-------------------------------------------------------------------------------
                                                                (unaudited)
Total revenue                                               $   70,200,000
Net income                                                       7,600,000
Earnings per share
   Basic                                                              1.69
   Diluted                                                            1.67

     On December 13, 1996, one of the Banks purchased certain loans as well as real and personal property and assumed deposit liabilities associated with eight branch offices from First of America Bank - Michigan, NA ("FoA Purchase"). On that date, loans purchased and deposit liabilities assumed totaled $22,100,000 and $121,900,000, respectively. The assets purchased and the liabilities assumed have been recorded at fair value. The Company's results of operations include revenues and expenses relating to the FoA Purchase since December 13, 1996. An intangible asset of $8,800,000 is being amortized over 12 years.

NOTE 3 - RESTRICTIONS ON CASH AND DUE FROM BANKS
     The Banks' legal reserve requirements were satisfied by maintaining average non-interest earning vault cash balances of $5,504,000 in 1997 and $4,316,000 in 1996. The Banks do not maintain compensating balances with correspondent banks.

NOTE 4 - SECURITIES

     Securities available for sale consist of the following at December 31:

                                                                 AMORTIZED                  UNREALIZED                    FAIR
                                                                   COST                GAINS           LOSSES             VALUE
------------------------------------------------------------------------------------------------------------------------------------
1997
   U.S. Treasury                                               $   7,028,000       $    77,000                        $   7,105,000
   U.S. Government agencies                                       14,819,000           673,000                           15,492,000
   Mortgage-backed securities                                     52,581,000           797,000       $ 231,000           53,147,000
   Obligations of states and political subdivisions               25,695,000         1,160,000           6,000           26,849,000
   Other securities                                                8,108,000            68,000                            8,176,000
                                                               --------------------------------------------------------------------
          Total                                                $ 108,231,000        $2,775,000       $ 237,000        $ 110,769,000
                                                               ====================================================================
1996
   U.S. Treasury                                               $  27,561,000       $   174,000       $  13,000        $  27,722,000
   U.S. Government agencies                                       20,839,000           337,000          17,000           21,159,000
   Mortgage-backed securities                                     57,113,000           671,000         256,000           57,528,000
   Obligations of states and political subdivisions               21,183,000           688,000          17,000           21,854,000
   Other securities                                                8,594,000                             5,000            8,589,000
                                                               --------------------------------------------------------------------
          Total                                                $ 135,290,000       $ 1,870,000        $ 308,000       $ 136,852,000
                                                               ====================================================================

Securities held to maturity consist of the following at December 31:


                                                                   AMORTIZED                  UNREALIZED                   FAIR
                                                                     COST                GAINS            LOSSES           VALUE
------------------------------------------------------------------------------------------------------------------------------------
1997
   U.S. Government agencies                                      $    997,000         $    3,000                       $  1,000,000
   Mortgage-backed securities                                       2,785,000             13,000         $   9,000        2,789,000
   Obligations of states and political subdivisions                18,353,000            822,000                         19,175,000
   Other securities                                                   390,000                                               390,000
                                                                 ------------------------------------------------------------------
       Total                                                     $ 22,525,000         $  838,000         $   9,000     $ 23,354,000
                                                                 ==================================================================

1996
   U.S. Government agencies                                      $  1,484,000         $   13,000         $   4,000     $  1,493,000
   Mortgage-backed securities                                       3,688,000             17,000            11,000        3,694,000
   Obligations of states and political subdivisions                21,192,000            899,000            23,000       22,068,000
   Other securities                                                   390,000                                               390,000
                                                                 ------------------------------------------------------------------
       Total                                                     $ 26,754,000         $  929,000         $  38,000     $ 27,645,000
                                                                 ==================================================================

     The amortized cost and approximate fair value of securities at December 31, 1997, by contractual maturity, follow. Actual maturities will differ from contractual maturities because issuers may have the right to call or prepay obligations with or without penalties.

                                                                       AVAILABLE FOR SALE                   HELD TO MATURITY
                                                                  AMORTIZED            FAIR            AMORTIZED           FAIR
                                                                    COST               VALUE             COST              VALUE
-----------------------------------------------------------------------------------------------------------------------------------
Maturing within one year                                       $    1,423,000     $    1,433,000     $   1,666,000     $  1,681,000
Maturing after one year but within five years                      19,950,000         20,350,000        12,329,000       12,817,000
Maturing after five years but within ten years                     23,313,000         24,500,000         3,811,000        4,057,000
Maturing after ten years                                           10,462,000         10,837,000         1,934,000        2,010,000
                                                               --------------------------------------------------------------------
                                                                   55,148,000         57,120,000        19,740,000       20,565,000
Mortgage-backed securities                                         52,581,000         53,147,000         2,785,000        2,789,000
Other securities                                                      502,000            502,000
                                                               --------------------------------------------------------------------
       Total                                                   $  108,231,000     $  110,769,000     $  22,525,000     $ 23,354,000
                                                               ====================================================================

A summary of proceeds from the sale of securities available for sale and realized gains and losses follows:


                                                        REALIZED    REALIZED
                                          PROCEEDS       GAINS      LOSSES
---------------------------------------------------------------------------------------------------------------------------

1997                                  $  59,727,000  $   354,000  $   81,000
1996                                     18,145,000       42,000     204,000
1995                                     14,054,000        8,000     128,000

     Securities with a book value of $31,660,000 and $14,882,000 at December 31, 1997 and 1996, respectively, were pledged to secure public deposits and for other purposes as required by law.
     There were no investment obligations of state and political subdivisions that were payable from or secured by the same source of revenue or taxing authority that exceeded 10% of consolidated shareholders' equity at December 31, 1997 or 1996.
     During November 1995, the Financial Accounting Standards Board issued a "Guide to Implementation of Statement #115 on Accounting for Certain Investment in Debt and Equity Securities." This guide allowed for a one-time change in the classification of securities pursuant to SFAS #115 as of the date of the implementation guide, but no later than December 31, 1995. As a result, the Banks made a transfer of $52,601,000 to securities available for sale.

NOTE 5 - LOANS
     An analysis of the allowance for loan losses for the years ended December 31 follows:

                                                             1997              1996             1995
--------------------------------------------------------------------------------------------------------
Balance at beginning of period                           $ 6,960,000       $  5,243,000      $ 5,054,000
   Allowance on loans acquired                                                1,180,000
   Provision charged to operating expense                  1,750,000          1,233,000          636,000
   Recoveries credited to allowance                          585,000            440,000          265,000
   Loans charged against allowance                        (1,625,000)        (1,136,000)        (712,000)
                                                         -----------------------------------------------
Balance at end of period                                 $ 7,670,000       $  6,960,000      $ 5,243,000
                                                         ===============================================

     Loans are presented net of deferred income of $2,408,000 at December
31, 1997, and $1,768,000 at December 31, 1996. Loans on non-accrual status, 90 days or more past due and still accruing interest, or restructured amounted to $5,386,000, $3,902,000 and $2,560,000 at December 31, 1997, 1996 and 1995,
respectively. If these loans had continued to accrue interest in accordance with their original terms, approximately $442,000, $288,000, and $263,000 of interest income would have been realized in 1997, 1996 and 1995, respectively. Interest income realized on these loans was approximately $190,000, $105,000 and $64,000 in 1997, 1996 and 1995, respectively.
     Impaired loans totaled approximately $2,800,000, $3,800,000 and $3,200,000 at December 31, 1997, 1996 and 1995, respectively. The Banks' average investment in impaired loans was approximately $3,300,000, $2,500,000 and $2,300,000 in 1997, 1996 and 1995, respectively. Cash receipts on impaired loans on non-accrual status are generally applied to the principal balance. Interest income recognized on impaired loans in 1997, 1996 and 1995 was approximately $165,000, $130,000 and $70,000, respectively. Certain impaired loans with a balance of approximately $1,300,000, $2,300,000 and $700,000 had specific allocations of the allowance for loan losses calculated in accordance with SFAS #114 totaling approximately $200,000, $500,000 and $250,000 at December 31, 1997, 1996 and 1995, respectively.
     The Banks capitalized approximately $583,000 and $370,000 of servicing rights relating to loans that were originated and sold during the years ended December 31, 1997 and 1996, respectively. Amortization of capitalized servicing rights during those years was $131,000 and $56,000, respectively. The fair value of capitalized servicing rights approximated the book value of $764,000 at December 31, 1997, therefore no valuation allowance relating to impairment was considered necessary. The capitalized servicing rights relate to approximately $129,000,000 of loans sold and serviced at December 31, 1997.
     At December 31, 1997, 1996 and 1995, the Banks serviced loans totaling approximately $245,000,000, $181,000,000 and $124,000,000, respectively, for the benefit of third parties.

NOTE 6 - PROPERTY AND EQUIPMENT
     A summary of property and equipment at December 31 follows:


                                                             1997            1996
------------------------------------------------------------------------------------
Land                                                 $    3,067,000     $  2,969,000
Buildings                                                18,182,000       15,109,000
Equipment                                                13,242,000       11,511,000
                                                     -------------------------------
                                                         34,491,000       29,589,000
Accumulated depreciation and amortization               (13,424,000)     (11,127,000)
                                                     -------------------------------
       Property and equipment, net                   $   21,067,000     $ 18,462,000
                                                     ===============================

NOTE 7 - DEPOSITS

     A summary of interest expense on deposits for the years ended December 31 follows:


                                                                                     1997              1996               1995
----------------------------------------------------------------------------------------------------------------------------------
Savings and NOW                                                                  $  8,480,000      $   6,116,000     $  5,515,000
Time deposits under $100,000                                                       11,997,000          8,718,000        6,072,000
Time deposits of $100,000 or more                                                   2,137,000          1,304,000          883,000
                                                                                 ------------------------------------------------
       Total                                                                     $ 22,614,000      $  16,138,000     $ 12,470,000
                                                                                 ================================================

     Aggregate time certificates of deposit and other time deposits in denominations of $100,000 or more amounted to $52,605,000, $31,053,000, and $19,497,000 at December 31, 1997, 1996 and 1995, respectively.

     Maturities of certificates of deposit at December 31, 1997 follow:
--------------------------------------------------------------------------------

1998                                                         $176,794,000
1999                                                           61,118,000
2000                                                           20,430,000
2001                                                            8,519,000
2002 and thereafter                                             5,479,000
                                                             ------------
        Total                                                $272,340,000
                                                             ============

NOTE 8 - OTHER BORROWINGS
     A summary of other borrowings at December 31 follows:

                                                                                                     1997                 1996
------------------------------------------------------------------------------------------------------------------------------------

Advances from Federal Home Loan Bank                                                             $ 145,954,000       $  111,000,000
Notes payable                                                                                       12,000,000           14,000,000
U.S. Treasury demand notes                                                                           1,450,000            1,858,000
Repurchase agreements                                                                                7,772,000            8,424,000
Other                                                                                                    9,000               12,000
                                                                                                 ----------------------------------
       Total                                                                                     $ 167,185,000       $  135,294,000
                                                                                                 ==================================

     Advances from the Federal Home Loan Bank ("FHLB") at December 31, 1997 and 1996, are secured by the Banks' unencumbered qualifying mortgage loans as well as U.S. Treasury and government agency securities equal to at least 160% of outstanding advances. Interest expense on advances amounted to $7,877,000, $6,757,000 and $3,836,000 for the years ending December 31, 1997, 1996 and 1995, respectively.
     As members of the FHLB system, the Banks must own FHLB stock equal to the greater of 1.0% of the unpaid principal balances of residential mortgage loans, 0.3% of its total assets, or 5.0% of its outstanding advances. At December 31, 1997, the Banks were in compliance with the FHLB stock ownership requirements.
     Maturities and weighted average interest rates at December 31 follow:


                                                                               1997                                1996
                                                                       AMOUNT           RATE                AMOUNT    RATE
---------------------------------------------------------------------------------------------------------------------------
Fixed rate advances
   1997                                                                                              $  46,000,000   5.92%
   1998                                                        $   42,000,000            5.97%          36,000,000   5.98
   1999                                                            26,059,000            5.98            8,000,000   6.07
   2000                                                            10,895,000            6.03
                                                               ----------------------------------------------------------
Total fixed rate advances                                          78,954,000            5.98           90,000,000   5.96
                                                               ----------------------------------------------------------

Variable rate advances
   1997                                                                                                 12,000,000   5.47
   1998                                                            46,000,000            5.74            9,000,000   5.52
   1999                                                             5,000,000            5.83
   2000                                                            16,000,000            5.70
                                                               ----------------------------------------------------------
     Total variable rate advances                                  67,000,000            5.74           21,000,000   5.49
                                                               ----------------------------------------------------------
       Total advances                                           $ 145,954,000            5.87%      $  111,000,000   5.87%
                                                                =========================================================

      The Company has established a $17,000,000 unsecured credit facility comprised of a $10,000,000 five-year term loan, payable in equal quarterly installments and a $7,000,000 revolving credit agreement. At December 31, 1997, the term note had an unpaid principal balance of $7,000,000 and the revolving credit facility had an unpaid principal balance of $5,000,000. The term note and the revolving credit facility accrue interest at LIBOR, plus 1.00% and federal funds, plus .75%, respectively.

     Maturities of the notes payable at December 31, 1997 follow:
--------------------------------------------------------------------------------

1998                                                                                                           $  7,000,000
1999                                                                                                              2,000,000
2000                                                                                                              2,000,000
2001                                                                                                              1,000,000
                                                                                                               ------------
           Total                                                                                               $ 12,000,000
                                                                                                               ============


NOTE 9 - GUARANTEED PREFERRED BENEFICIAL INTERESTS
IN COMPANY'S SUBORDINATED DEBENTURES
     On December 13, 1997, IBC Capital Finance, a trust subsidiary of the Company, completed the public offering of 690,000 shares of cumulative trust preferred securities ("Preferred Securities") with a liquidation preference of $25 per security. The proceeds of the offering were loaned to the Company in exchange for subordinated debentures with terms that are similar to the Preferred Securities. Distributions on the securities are payable quarterly at the annual rate of 9.25% of the liquidation preference and are included in interest expense in the consolidated financial statements.
     The Preferred Securities are subject to mandatory redemption at the liquidation preference, in whole or in part, upon repayment of the subordinated debentures at maturity or their earlier redemption. The subordinated debentures are redeemable prior to the maturity date of December 31, 2026, at the option of the Company on or after December 31, 2001, in whole at any time or in part from time to time. The subordinated debentures are also redeemable at any time, in whole, but not in part, upon the occurrence of specific events defined within the trust indenture. The Company has the option to defer distributions on the subordinated debentures from time to time for a period not to exceed 20 consecutive quarters.

NOTE 10 - EARNINGS PER SHARE

     The Company adopted Statement of Financial Accounting Standards No. 128, "Earnings Per Share," ("SFAS #128") effective December 31, 1997. SFAS #128 replaced primary earnings per share ("Primary") and fully diluted earnings per share ("Fully Diluted") with basic earnings per share ("Basic") and diluted earnings per share ("Diluted"). This statement requires a dual presentation and reconciliation of Basic and Diluted. Basic, unlike Primary, excludes any dilution from common stock equivalents, while Diluted, like Fully Diluted, reflects the potential dilution of all common stock equivalents.

     A reconciliation of basic and diluted earnings per share for the years ended December 31 follows:

                                                                                      1997              1996              1995
----------------------------------------------------------------------------------------------------------------------------------

Basic earnings per share
   Net income                                                                     $ 8,924,000       $  7,852,000      $ 6,810,000
                                                                                  ===============================================
   Shares outstanding                                                               4,574,000          4,503,000        4,483,000
                                                                                  ===============================================
   Per share amount                                                               $      1.95       $       1.74      $      1.52
                                                                                  ===============================================

Diluted earnings per share
   Net income                                                                     $ 8,924,000       $  7,852,000      $ 6,810,000
                                                                                  ===============================================
   Shares outstanding                                                               4,574,000          4,503,000        4,483,000
   Effect of dilutive securities - stock options                                       53,000             39,000           24,000
                                                                                  -----------------------------------------------
                                                                                    4,627,000          4,542,000        4,507,000
                                                                                  ===============================================
   Per share amount                                                               $      1.93       $       1.73      $      1.51
                                                                                  ===============================================



NOTE 11 - FEDERAL INCOME TAX
     The composition of federal income tax expense for the years ended December 31 follows:


                                                                                      1997              1996              1995
----------------------------------------------------------------------------------------------------------------------------------
Current                                                                           $ 3,987,000       $  3,508,000      $ 3,908,000
Deferred                                                                             (352,000)          (230,000)      (1,208,000)
                                                                                  -----------------------------------------------
     Federal income tax expense                                                   $ 3,635,000       $  3,278,000      $ 2,700,000
                                                                                  ===============================================

     A reconciliation of federal income tax expense to the amount computed by applying the statutory federal income tax rate of 35% in 1997 and 34% in 1996 and 1995, to income before federal income tax for the years ended December 31 follows:



                                                                                      1997              1996              1995
----------------------------------------------------------------------------------------------------------------------------------

Statutory rate applied to income before federal income tax                        $ 4,396,000       $  3,784,000      $ 3,233,000
Tax-exempt interest income                                                           (906,000)          (698,000)        (587,000)
Amortization of goodwill                                                              226,000            150,000           54,000
Other, net                                                                            (81,000)            42,000
                                                                                  -----------------------------------------------
       Federal income tax expense                                                 $ 3,635,000       $  3,278,000      $ 2,700,000
                                                                                  ===============================================

     The deferred federal income tax benefit of $352,000, $230,000 and $1,208,000 in 1997, 1996 and 1995, respectively, resulted from the tax effect of temporary differences. There was no impact for changes in tax laws and rates or changes in the valuation allowance for deferred tax assets.
     The tax effects of temporary differences that give rise to significant portions of the deferred tax assets and deferred tax liabilities at December 31 follow:


                                                                                                         1997             1996
-----------------------------------------------------------------------------------------------------------------------------------
Deferred tax assets
   Allowance for loan losses                                                                         $ 1,965,000      $ 1,534,000
   Deferred compensation                                                                                 778,000          691,000
   Purchase discounts                                                                                    376,000          427,000
   Deferred loan fees                                                                                    218,000          316,000
   Deferred credit life premiums                                                                         125,000          145,000
   Other                                                                                                 683,000          836,000
                                                                                                     ----------------------------
     Gross deferred tax assets                                                                         4,145,000        3,949,000
                                                                                                     ----------------------------
Deferred tax liabilities
   Unrealized gain on securities available for sale                                                      863,000          531,000
   Fixed assets                                                                                          327,000          483,000
                                                                                                     ----------------------------
     Gross deferred tax liabilities                                                                    1,190,000        1,014,000
                                                                                                     ----------------------------
       Net deferred tax assets                                                                       $ 2,955,000      $ 2,935,000
                                                                                                     ============================

NOTE 12 - EMPLOYEE BENEFIT PLANS
     The Company maintains stock option plans for certain employees of the Company and subsidiaries and for non-employee directors of the Company. An aggregate of 571,430 shares of common stock has been authorized for issuance under the plans. Options granted under these plans are exercisable not earlier than one year after the date of grant, at a price equal to the fair market value of the common stock on the date of grant, and expire five years after the date of grant.
     On January 1, 1996, the Company adopted Statement of Financial
Standards No. 123, "Accounting for Stock-Based Compensation," ("SFAS #123"). SFAS #123 encourages companies to adopt a fair value method of accounting for stock compensation plans. Companies that do not adopt a fair value method are required to make pro-forma disclosures of net income and earnings per share as if they had adopted the fair value accounting method. The Company has elected the pro-forma disclosure method.
     The per share weighted-average fair value of stock options granted in 1997 and 1996 was obtained using the Black Scholes options pricing model. A summary of the assumptions used and values obtained follows:


                                                                                                          1997              1996
-----------------------------------------------------------------------------------------------------------------------------------

Expected dividend yield                                                                                     2.86%            3.64%
Risk free interest rate                                                                                     6.76             6.53
Expected life                                                                                            5 years          5 years
Expected volatility                                                                                       .14414           .16262

Per share weighted-average fair value                                                                      $4.65            $2.95

     The Company applies APB Opinion No. 25 in accounting for its plans and, accordingly, no compensation cost has been recognized for its stock options in the financial statements. The following table summarizes the impact on the Company's net income had compensation cost included the estimated fair value of options at the grant date:


                                                                                                        1997              1996
----------------------------------------------------------------------------------------------------------------------------------
Net income
   As reported                                                                                       $ 8,924,000      $ 7,852,000
   Pro-forma                                                                                           8,747,000        7,762,000

Net income per share
   Basic
     As reported                                                                                     $      1.95      $      1.74
     Pro-forma                                                                                              1.91             1.72
   Diluted
     As reported                                                                                     $      1.93      $      1.73
     Pro-forma                                                                                              1.89             1.71

     A summary of outstanding stock option grants and transactions follows:


                                                                                                         NUMBER            AVERAGE
                                                                                                           OF              EXERCISE
                                                                                                         SHARES              PRICE
-----------------------------------------------------------------------------------------------------------------------------------
Outstanding at January 1, 1995                                                                           102,449         $  10.73
   Granted                                                                                                41,675            14.33
   Exercised                                                                                             (13,284)           10.30
   Forfeited                                                                                              (1,736)           14.11
                                                                                                        -------------------------
Outstanding at December 31, 1995                                                                         129,104            11.89
   Granted                                                                                                46,222            17.28
   Exercised                                                                                              (5,209)           11.42
   Forfeited                                                                                              (1,736)           17.23
                                                                                                        -------------------------
Outstanding at December 31, 1996                                                                         168,381            13.33
   Granted                                                                                                57,566            24.60
   Exercised                                                                                             (45,503)           10.55
                                                                                                        -------------------------
Outstanding at December 31, 1997                                                                         180,444         $  17.63
                                                                                                        =========================

     At December 31, 1997, the range of exercise prices of outstanding options was $11.52 to $24.60.
     The Company has a 401(k) and an employee stock ownership plan covering substantially all full-time employees of the Company and subsidiaries. The Company matches employee contributions to the 401(k) up to a maximum of 3% of participating employees' eligible wages. Contributions to the employee stock ownership plan are determined annually and require approval of the Company's Board of Directors. For the years ended December 31, 1997, 1996 and 1995, $1,157,000, $850,000 and $704,000 respectively, was expensed for these retirement plans.
     Officers of the Company and subsidiaries participate in various performance-based compensation plans. The Incentive Share Grant Plan provides that the Board of Directors, at its sole discretion, may award restricted shares of common stock to the participants in the Management Incentive Compensation Plan in lieu of cash bonuses. The market value of such incentive shares at the date of grant must equal twice the amount of the cash incentive otherwise payable. Shares of common stock issued pursuant to the Incentive Share Grant Plan vest over four years. For the years ended December 31, 1997, 1996 and 1995, amounts expensed for all incentive plans totaled $1,338,000, $1,026,000, and $876,000, respectively.
     The Company also provides certain health care and life insurance programs to substantially all full-time employees. These insurance programs are available to retired employees at their expense.

NOTE 13 - FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK
     In the normal course of business, the Banks enter into financial instruments with off-balance sheet risk to meet the financing needs of customers or to reduce exposure to fluctuations in interest rates. These financial instruments may include commitments to extend credit, standby letters of credit and interest rate derivatives. Financial instruments involve varying degrees of credit and interest rate risk in excess of amounts reflected in the consolidated balance sheets. Exposure to credit risk in the event of non-performance by the counterparties to the financial instruments for loan commitments to extend credit and letters of credit is represented by the contractual amounts of those instruments. Management does not, however, anticipate material losses as a result of these financial instruments.

     A summary of financial instruments with off-balance sheet risk at December 31 follows:


                                                                                                     1997                1996
----------------------------------------------------------------------------------------------------------------------------------
Financial instruments whose risk is represented by contract amounts
   Commitments to extend credit                                                                  $  85,738,000       $ 58,827,000
   Standby letters of credit                                                                         2,793,000          2,182,000

Interest rate derivative financial instruments
   Interest rate cap agreements
     Notional amount                                                                             $  28,000,000       $  9,000,000
     Strike                                                                                               6.71%              7.00%
     Weighted average maturity                                                                       2.3 years          2.3 years
     Amortized cost                                                                              $     168,000       $     83,000
     Fair value                                                                                         87,000             70,000
   Interest rate collar agreements
     Notional amount                                                                             $  10,000,000
     Cap strike                                                                                           6.42%
     Floor strike                                                                                         5.71
     Weighted average maturity                                                                       2.7 years
     Fair value                                                                                  $     (10,000)

     Commitments to extend credit are agreements to lend to a customer as long as there is no violation of any condition established in the contract. Commitments generally have fixed expiration dates or other termination clauses and generally require payment of a fee. Since many of the commitments are expected to expire without being drawn upon, the commitment amounts do not represent future cash requirements. Commitments are issued subject to similar underwriting standards, including collateral requirements, as are generally involved in the extension of credit facilities.
     Standby letters of credit are written conditional commitments issued to guarantee the performance of a customer to a third party, primarily public and private borrowing arrangements. Standby letters of credit generally extend for periods of less than one year. The credit risk involved in such transactions is essentially the same as that involved in extending loan facilities and, accordingly, standby letters of credit are issued subject to similar underwriting standards, including collateral requirements, as are generally involved in the extension of credit facilities.
NOTE 14 - RELATED PARTY TRANSACTIONS
     Certain directors and executive officers of the Company and the Banks, including companies in which they are officers or have significant ownership, were loan customers of the Banks during 1997 and 1996.
     A summary of loans to directors and executive officers whose borrowing relationship exceeds $60,000, and to entities in which they own a 10% or more voting interest for the years ended December 31 follows:


                                                                                                      1997               1996
---------------------------------------------------------------------------------------------------------------------------------

Balance at beginning of period                                                                    $  3,944,000        $ 4,687,000
   New loans and advances                                                                            3,481,000          3,413,000
   Repayments                                                                                       (3,961,000)        (4,156,000)
                                                                                                  -------------------------------
Balance at end of period                                                                          $  3,464,000        $ 3,944,000
                                                                                                  ===============================

NOTE 15 - OTHER OPERATING EXPENSES
     Other operating expenses for the years ended December 31 follow:


                                                                                 1997                 1996                1995
----------------------------------------------------------------------------------------------------------------------------------
Amortization of intangible assets                                             $  1,523,000        $    583,000        $   273,000
Computer processing                                                              1,340,000           1,063,000            818,000
Advertising                                                                      1,329,000             827,000            344,000
Communications                                                                   1,280,000           1,007,000            791,000
Supplies                                                                         1,019,000             804,000            561,000
Loan and collection                                                                939,000             663,000          1,030,000
State taxes                                                                        824,000             638,000            537,000
Other                                                                            3,280,000           2,685,000          2,292,000
                                                                              ---------------------------------------------------
         Total                                                                $ 11,534,000        $  8,270,000        $ 6,646,000
                                                                              ===================================================

NOTE 16 - REGULATORY MATTERS
     Capital guidelines adopted by Federal and State regulatory agencies and restrictions imposed by law limit the amount of cash dividends the Banks can pay to the Company. At December 31, 1997, using the most restrictive of these conditions for each Bank, the aggregate cash dividends that the Banks can pay the Company without prior approval is approximately $30,900,000. It is not the intent of Management to have dividends paid in amounts which would reduce the capital of the Banks to levels below those which are considered prudent by Management and in accordance with guidelines of regulatory authorities.
     The Company and the Banks are also subject to various regulatory capital requirements. Failure to meet minimum capital requirements can initiate certain mandatory, and possibly discretionary, actions by regulators that could have a material effect on the Company's financial statements. Under capital adequacy guidelines, the Company and the Banks must meet specific capital requirements that involve quantitative measures as well as qualitative judgments by the regulators. Quantitative measures established by regulation to ensure capital adequacy require minimum amounts and ratios of total and Tier 1 capital to risk-weighted assets and Tier 1 capital to average assets. Actual capital amounts and ratios for the Company and the Banks at December 31 follow:


                                                                                  MINIMUM RATIOS            MINIMUM RATIOS FOR
                                                                                  FOR ADEQUATELY             WELL-CAPITALIZED
                                                          ACTUAL             CAPITALIZED INSTITUTIONS          INSTITUTIONS
-----------------------------------------------------------------------------------------------------------------------------------
                                                 AMOUNT         RATIO           AMOUNT        RATIO           AMOUNT        RATIO
-----------------------------------------------------------------------------------------------------------------------------------
1997
   Total capital to risk-weighted assets
     Consolidated                             $ 66,332,000      9.91%        $ 53,561,000      8.00%      $  66,951,000     10.00%
     Independent Bank                           25,409,000     10.76           18,887,000      8.00          23,608,000     10.00
     Independent Bank West Michigan             17,122,000     10.56           12,975,000      8.00          16,218,000     10.00
     Independent Bank South Michigan            11,815,000     10.97            8,619,000      8.00          10,774,000     10.00
     Independent Bank East Michigan             18,129,000     11.41           12,711,000      8.00          15,889,000     10.00

   Tier 1 capital to risk-weighted assets
     Consolidated                             $ 58,662,000      8.76%        $ 26,781,000      4.00%      $  40,171,000      6.00%
     Independent Bank                           22,693,000      9.61            9,443,000      4.00          14,165,000      6.00
     Independent Bank West Michigan             15,240,000      9.40            6,487,000      4.00           9,731,000      6.00
     Independent Bank South Michigan            10,467,000      9.72            4,310,000      4.00           6,464,000      6.00
     Independent Bank East Michigan             16,540,000     10.41            6,356,000      4.00           9,533,000      6.00

   Tier 1 capital to average assets
     Consolidated                             $ 58,662,000      6.13%        $ 38,286,000      4.00%      $  47,857,000      5.00%
     Independent Bank                           22,693,000      6.75           13,456,000      4.00          16,820,000      5.00
     Independent Bank West Michigan             15,240,000      6.77            9,006,000      4.00          11,258,000      5.00
     Independent Bank South Michigan            10,467,000      6.87            6,098,000      4.00           7,622,000      5.00
     Independent Bank East Michigan             16,540,000      6.91            9,568,000      4.00          11,960,000      5.00

1996
   Total capital to risk-weighted assets
     Consolidated                             $ 57,094,000     10.26%        $ 44,502,000      8.00%      $  55,628,000     10.00%
     Independent Bank                           24,935,000     11.84           16,847,000      8.00          21,059,000     10.00
     Independent Bank West Michigan             15,492,000     11.68           10,607,000      8.00          13,259,000     10.00
     Independent Bank South Michigan            10,431,000     11.73            7,115,000      8.00           8,894,000     10.00
     Independent Bank East Michigan             15,567,000     12.38           10,058,000      8.00          12,573,000     10.00

   Tier 1 capital to risk-weighted assets
     Consolidated                             $ 50,140,000      9.01%        $ 22,251,000      4.00%      $  33,377,000      6.00%
     Independent Bank                           22,310,000     10.59            8,424,000      4.00          12,635,000      6.00
     Independent Bank West Michigan             13,833,000     10.43            5,303,000      4.00           7,955,000      6.00
     Independent Bank South Michigan             9,318,000     10.48            3,563,000      4.00           5,336,000      6.00
     Independent Bank East Michigan             14,248,000     11.33            5,029,000      4.00           7,544,000      6.00

   Tier 1 capital to average assets
     Consolidated                             $ 50,140,000      6.31%        $ 31,774,000      4.00%      $  39,718,000      5.00%
     Independent Bank                           22,310,000      6.71           13,294,000      4.00          16,617,000      5.00
     Independent Bank West Michigan             13,833,000      6.83            8,098,000      4.00          10,122,000      5.00
     Independent Bank South Michigan             9,318,000      7.07            5,274,000      4.00           6,593,000      5.00
     Independent Bank East Michigan             14,248,000     10.42            5,472,000      4.00           6,840,000      5.00



NOTE 17 - FAIR VALUES OF FINANCIAL INSTRUMENTS

     Most of the Company's assets and liabilities are considered financial instruments. Many of these financial instruments lack an available trading market and it is the Company's general practice and intent to hold the majority of its financial instruments to maturity. Significant estimates and assumptions were used to determine the fair value of financial instruments. These estimates are subjective in nature, involving uncertainties and matters of judgment, and therefore, fair values cannot be determined with precision. Changes in assumptions could significantly affect the estimates.
     Estimated fair values have been determined using available data and methodology that is considered suitable for each category of financial instrument. For instruments with floating interest rates which reprice frequently and without significant credit risk, it is presumed that estimated fair values approximate the recorded book balances.
     Financial instrument assets actively traded in a secondary market, such as securities, have been valued using quoted market prices while recorded book balances have been used for cash and due from banks and federal funds sold.
     The fair value of loans is calculated by discounting estimated future cash flows using estimated market discount rates that reflect credit and interest-rate risk inherent in the loans.
     Financial instruments with a stated maturity, such as certificates of deposit, have been valued based on the discounted value of contractual cash flows using a discount rate approximating current market rates for liabilities with a similar maturity.
     Financial instrument liabilities without a stated maturity, such as demand deposits, savings, NOW and money market accounts, have a fair value equal to the amount payable on demand.

     The estimated fair values and recorded book balances at December 31 follow:



                                                                                   1997                             1996
                                                                         ESTIMATED       RECORDED         ESTIMATED       RECORDED
                                                                           FAIR            BOOK             FAIR            BOOK
                                                                           VALUE          BALANCE           VALUE         BALANCE
------------------------------------------------------------------------------------------------------------------------------------
                                                                                               (in thousands)
ASSETS
   Cash and due from banks                                              $  30,400        $  30,400       $   40,600       $  40,600
   Federal funds sold                                                                                        10,000          10,000
   Securities available for sale                                          110,800          110,800          136,900         136,900
   Securities held to maturity                                             23,400           22,500           27,600          26,800
   Net loans and loans held for sale                                      767,700          758,300          618,000         614,300

LIABILITIES
   Deposits with no stated maturity                                     $ 428,100        $ 428,100       $  412,300       $ 412,300
   Deposits with stated maturity                                          274,000          272,300          262,000         260,200
   Other borrowings                                                       214,400          212,400          136,600         137,000

     The fair values for commitments to extend credit and standby letters of credit are estimated to approximate their aggregate book balance.
     Fair value estimates are made at a specific point in time, based on relevant market information and information about the financial instrument. These estimates do not reflect any premium or discount that could result from offering for sale the entire holdings of a particular financial instrument.
     Fair value estimates are based on existing on and off-balance sheet financial instruments without attempting to estimate the value of anticipated future business, the value of future earnings attributable to off-balance sheet activities and the value of assets and liabilities that are not considered financial instruments.
     Fair value estimates for deposit accounts do not include the value of the substantial core deposit intangible asset resulting from the low-cost funding provided by the deposit liabilities compared to the cost of borrowing funds in the market.

NOTE 18 - INDEPENDENT BANK CORPORATION (PARENT COMPANY ONLY) FINANCIAL
     INFORMATION

Presented below are condensed financial statements for the parent company.



CONDENSED STATEMENTS OF FINANCIAL CONDITION                                                                 DECEMBER 31,
                                                                                                     1997                1996
----------------------------------------------------------------------------------------------------------------------------------
ASSETS
   Cash and due from banks                                                                       $   3,394,000       $  2,974,000
   Investment in subsidiaries                                                                       85,080,000         81,057,000
   Other assets                                                                                      3,304,000          2,116,000
                                                                                                 --------------------------------
       Total Assets                                                                              $  91,778,000       $ 86,147,000
                                                                                                 ================================
LIABILITIES AND SHAREHOLDERS' EQUITY
   Notes payable                                                                                 $  12,000,000       $ 14,000,000
   Subordinated debentures                                                                          17,783,000         17,783,000
   Other liabilities                                                                                 2,479,000          2,528,000
   Shareholders' equity                                                                             59,516,000         51,836,000
                                                                                                 --------------------------------
       Total Liabilities and Shareholders' Equity                                                $  91,778,000       $ 86,147,000
                                                                                                 ================================





CONDENSED STATEMENTS OF OPERATIONS                                                          YEAR ENDED DECEMBER 31,
                                                                                  1997               1996                1995
---------------------------------------------------------------------------------------------------------------------------------
OPERATING INCOME
   Dividends from subsidiaries                                                $  7,400,000         $ 4,425,000        $ 4,500,000
   Management fees from subsidiaries and other income                            6,755,000           5,073,000          4,248,000
                                                                              ---------------------------------------------------
     Total Operating Income                                                     14,155,000           9,498,000          8,748,000
                                                                              ---------------------------------------------------

OPERATING EXPENSES
   Interest expense                                                              2,542,000             546,000
   Administrative and other expenses                                             7,871,000           6,348,000          5,226,000
                                                                              ---------------------------------------------------
     Total Operating Expenses                                                   10,413,000           6,894,000          5,226,000
                                                                              ---------------------------------------------------
     Income Before Federal Income Tax and Undistributed Net Income
       of Subsidiaries                                                           3,742,000           2,604,000          3,522,000
Federal income tax credit                                                        1,188,000             568,000            320,000
                                                                              ---------------------------------------------------
     Income Before Equity in Undistributed Net Income of Subsidiaries            4,930,000           3,172,000          3,842,000
Equity in undistributed net income of subsidiaries                               3,994,000           4,680,000          2,968,000
                                                                              ---------------------------------------------------
       Net Income                                                             $  8,924,000         $ 7,852,000        $ 6,810,000
                                                                              ===================================================



CONDENSED STATEMENTS OF CASH FLOWS                                                      YEAR ENDED DECEMBER 31,
                                                                                  1997                1996               1995
----------------------------------------------------------------------------------------------------------------------------------
Net Income                                                                    $  8,924,000       $   7,852,000        $ 6,810,000
                                                                              ---------------------------------------------------
ADJUSTMENTS TO RECONCILE NET INCOME
TO NET CASH FROM OPERATING ACTIVITIES
   Depreciation, amortization of intangible assets and premiums,
     and accretion of discounts on securities and loans                            437,000             336,000            297,000
   (Increase) decrease in other assets                                            (203,000)            426,000           (604,000)
   Increase in other liabilities                                                   478,000             688,000            599,000
   Equity in undistributed net income of subsidiaries                           (3,994,000)         (4,680,000)        (2,968,000)
                                                                              ---------------------------------------------------
     Total Adjustments                                                          (3,282,000)         (3,230,000)        (2,676,000)
                                                                              ---------------------------------------------------
     Net Cash from Operating Activities                                          5,642,000           4,622,000          4,134,000
                                                                              ---------------------------------------------------


CASH FLOW FROM INVESTING ACTIVITIES
   Purchase of securities available for sale                                                           (23,000)
   Capital expenditures                                                           (807,000)         (1,110,000)          (127,000)
   Investment in subsidiaries                                                                      (31,352,000)
   Proceeds from sale of property and equipment                                                                            36,000
                                                                              ---------------------------------------------------
     Net Cash from Investing Activities                                           (807,000)        (32,485,000)           (91,000)
                                                                              ---------------------------------------------------

CASH FLOW FROM FINANCING ACTIVITIES
   Proceeds from short-term borrowings                                                               5,000,000
   Proceeds from long-term debt                                                                     10,000,000
   Proceeds from issuance of subordinated debentures                                                16,753,000
   Repayment of long-term debt                                                  (2,000,000)         (1,000,000)
   Dividends paid                                                               (3,186,000)         (2,736,000)        (2,392,000)
   Proceeds from issuance of common stock                                          771,000              59,000            138,000
   Repurchase of common stock                                                                                            (893,000)
                                                                              ---------------------------------------------------
     Net Cash from Financing Activities                                         (4,415,000)         28,076,000         (3,147,000)
                                                                              ---------------------------------------------------
     Net Increase in Cash and Cash Equivalents                                     420,000             213,000            896,000
Cash and Cash Equivalents at Beginning of Period                                 2,974,000           2,761,000          1,865,000
                                                                              ---------------------------------------------------
         Cash and Cash Equivalents at End of Period                           $  3,394,000       $   2,974,000        $ 2,761,000
                                                                              ===================================================

                                QUARTERLY SUMMARY


                                                         REPORTED SALE PRICES OF COMMON SHARES                    CASH DIVIDENDS
                                                      1997                                  1996                    DECLARED
                                           ----------------------------------------------------------------------------------------
                                           HIGH        LOW       CLOSE           HIGH        LOW       CLOSE    1997      1996
-----------------------------------------------------------------------------------------------------------------------------------
First quarter                              $25.00     $21.25     $24.25         $17.13     $15.75     $17.00    $ .18    $  .16
Second quarter                              27.88      24.00      27.25          17.75      16.50      17.13      .18       .16
Third quarter                               31.88      27.13      31.00          18.38      17.13      17.63      .18       .16
Fourth quarter                              40.50      31.38      40.50          22.38      17.75      21.63      .19       .17

     The Company has approximately 1,900 holders of record of its common stock. The common stock trades on the Nasdaq stock market under the symbol "IBCP". The prices shown above are supplied by Nasdaq and reflect the inter-dealer prices and may not include retail markups, markdowns or commissions. There may have been transactions or quotations at higher or lower prices of which the Company is not aware.
     In addition to the provisions of the Michigan Business Corporations Act, the Company's ability to pay dividends is limited by its ability to obtain funds from the Banks and by regulatory capital guidelines applicable to the Company. (See note 16 to the Consolidated Financial Statements.)


                           QUARTERLY FINANCIAL DATA

     A summary of selected quarterly results of operations for the years ended December 31 follows:


                                                                                    THREE MONTHS ENDED
                                                                 MARCH              JUNE              SEPTEMBER          DECEMBER
                                                                  31,                30,                 30,                31,
----------------------------------------------------------------------------------------------------------------------------------
                                                                                           (unaudited)
1997
   Interest income                                          $  17,846,000       $ 19,155,000        $ 20,001,000       $ 20,412,000
   Net interest income                                          9,877,000         10,477,000          11,004,000         11,281,000
   Provision for loan losses                                      321,000            321,000             461,000            647,000
   Income before income tax expense                             3,004,000          3,077,000           3,199,000          3,279,000
   Net income                                                   2,134,000          2,194,000           2,275,000          2,321,000

   Net income per common share
     Basic                                                  $         .46       $        .48        $        .50       $        .51
     Diluted                                                          .46                .48                 .49                .50

1996
   Interest income                                            $12,388,000       $ 13,909,000        $ 16,301,000       $ 16,887,000
   Net interest income                                          7,371,000          8,401,000           9,278,000          9,622,000
   Provision for loan losses                                      207,000            482,000             253,000            291,000
   Income before income tax expense                             2,681,000          2,801,000           2,803,000          2,845,000
   Net income                                                   1,890,000          1,952,000           1,977,000          2,033,000

   Net income per common share
     Basic                                                  $         .41       $        .43        $        .44       $        .46
     Diluted                                                          .41                .43                 .44                .45


                            SHAREHOLDER INFORMATION


HOW TO ORDER FORM 10-K
     Shareholders may obtain, without charge, a copy of Form 10-K, the 1997 Annual Report to the Securities and Exchange Commission, by writing to William
R. Kohls, Chief Financial Officer, Independent Bank Corporation, P.O. Box 491, Ionia, Michigan 48846.

PRESS RELEASES
     The Company's press releases, including earnings and dividend announcements, are available via facsimile by calling #800/758-5804 and entering 436425. Press releases are also available on the World Wide Web via PR Newswire's Company News On Call (http://www.prnewswire.com).

NOTICE OF ANNUAL MEETING
     The Company's Annual Meeting of Shareholders will be held at 3:00 p.m. on April 21, 1998, in the Ionia Theater located at 205 West Main Street, Ionia, Michigan, 48846.

TRANSFER AGENT AND REGISTRAR
     State Street Bank & Trust Company, (P.O. Box 8200, Boston, Massachusetts 02266-8200, #800/426-5523) serves as transfer agent and registrar of the Company's common stock.

DIVIDEND REINVESTMENT
     The Company maintains an Automatic Dividend Reinvestment and Stock Purchase Plan which provides an opportunity for shareholders of record to reinvest cash dividends into the Company's common stock. Optional cash purchases up to $2,500 per quarter are also permitted. A prospectus is available by writing to the Company's Chief Financial Officer.

MARKET MAKERS
Registered market makers at December 31, 1997 follow:

     Chicago Capital, Inc.                  Howe, Barnes Investments, Inc.
     The Chicago Corporation                Robert W. Baird & Co., Inc.
     First of Michigan Corporation          Roney & Company
     Herzog, Heine, Geduld, Inc.            Stifel, Nicolaus & Co.


                        EXECUTIVE OFFICERS AND DIRECTORS


EXECUTIVE OFFICERS
     Charles C. Van Loan, President and Chief Executive Officer, Independent Bank Corporation
     Jeffrey A. Bratsburg, President and Chief Executive  Officer, Independent Bank West Michigan
     Ronald L. Long, President and Chief Executive Officer, Independent Bank East Michigan
     Michael M. Magee, Jr., President and Chief Executive Officer, Independent Bank
     Edward B. Swanson, President and Chief Executive Officer, Independent Bank South Michigan
     William R. Kohls, Executive Vice President and Chief Financial Officer, Independent Bank Corporation

DIRECTORS
     Keith E. Bazaire, President, Carter's Food Center, Inc., Retail Grocer, Charlotte
     Terry L. Haske, President, Ricker & Haske, C.P.A.s, P.C., Marlette
     Thomas F. Kohn, Chief Executive Officer, Belco Industries, Inc., Manufacturer, Belding
     Robert J. Leppink, President, Leppink's Inc., Retail Grocer, Belding
     Charles A. Palmer, Professor of Law, Cooley Law School, Lansing
     Charles C. Van Loan, President and Chief Executive Officer, Independent Bank Corporation, Ionia
     Arch V. Wright, Jr., President, Charlevoix Development Company, Real Estate Development, Charlevoix

[X]PLEASE MARK VOTES
   AS IN THIS EXAMPLE

                                                                1. Election of two Directors for terms expiring in 2001.
----------------------------
INDEPENDENT BANK CORPORATION                                                                             FOR ALL    WITH-   FOR ALL
----------------------------                                                                             NOMINEES    HOLD     EXCEPT
                                                                       CHARLES A. PALMER                    [ ]       [ ]       [ ]
                                                                      CHARLES C. VAN LOAN

Mark box at right if an address change or
comment has been noted on the reverse        [ ]                   NOTE:  If you do not wish your shares voted "For" a particular
side of this card.                                                 nominee, mark the "For All Except" box and strike a line
                                                                   through the name of the nominee.  Your shares will be voted for the remaining nominee.

RECORD DATE SHARES:


                                                                2. To transact such other businesses that may properly come before the meeting or at any adjournment thereof.


                                                  -------------------------
   Please be sure to sign and date this Proxy.    Date
---------------------------------------------------------------------------

---Shareholder sign here--------------------------Co-owner sign here-------

DETACH CARD                                                                                                             DETACH CARD


                         INDEPENDENT BANK CORPORATION

    Dear Shareholder,

    Please take note of the important information enclosed with this Proxy. Your vote counts, and you are strongly encouraged to exercise your right to vote your shares.

    Mark the boxes on this proxy card to indicate how your shares will be voted. Then sign the card, detach it and return your proxy vote in the enclosed postage paid envelope.

    Your vote must be received prior to the Annual Meeting of Shareholders to be held April 21, 1998.

    Thank you in advance for your prompt consideration of this matter.


    Sincerely,

    The Board of Directors
    INDEPENDENT BANK CORPORATION

                        INDEPENDENT BANK CORPORATION
                    230 WEST MAIN STREET, IONIA, MICHIGAN


              PROXY SOLICITED BY THE BOARD OF DIRECTORS FOR THE
           ANNUAL MEETING OF SHAREHOLDERS TO BE HELD APRIL 21, 1998


The undersigned hereby appoints Robert J. Leppink and Arch V. Wright, Jr., and each of them, Proxies, with power of substitution, to vote all shares of common stock of Independent Bank Corporation, which the undersigned is entitled to vote at the Annual Meeting of Shareholders to be held at the Ionia Theater, located at 205 West Main Street, Ionia, Michigan 48846 on Tuesday, April 21, 1998 at 3:00 p.m. (local time), and at all adjournments thereof, as directed on the reverse side.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER(S). IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE NOMINEES AS DIRECTORS.


--------------------------------------------------------------------------------
                    PLEASE VOTE, DATE AND SIGN ON REVERSE
                AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Please sign this Proxy exactly as your name(s) appear(s) hereon. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.
--------------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?                       DO YOU HAVE ANY COMMENTS?

---------------------------------               --------------------------------

---------------------------------               --------------------------------

---------------------------------               --------------------------------